      As filed with the Securities and Exchange Commission on June 27, 1997


                                                       Registration Nos. 333-447
                                                                        811-7505
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                         Pre-Effective Amendment No.                      | |


                       Post-Effective Amendment No. 1                     |X|

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                               Amendment No. 4                            |X|

                        (Check appropriate box or boxes)

                               INTRUST FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                (Address of Principal Executive Offices Zip Code)

       Registrant's Telephone Number, including Area Code: (888) 266-8787

                            George O. Martinez, Esq.
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Steven R. Howard, Esq.
                                Baker & McKenzie
                                805 Third Avenue
                            New York, New York 10022



             It is proposed that this filing will become effective:

                X   immediately upon filing pursuant to Rule 485(b)

             ______ on , 1997 pursuant to Rule 485(b)
             ______ 60 days after filing pursuant to Rule 485(a)
             ______ on , 1997 pursuant to Rule 485(a)


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant intends to file its Rule 24f-2 Notice on or before December 30, 1997.

                               INTRUST FUNDS TRUST
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        Under the Securities Act of 1933

                                MONEY MARKET FUND
                              SHORT-TERM BOND FUND
                                   STOCK FUND
                             INTERMEDIATE BOND FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                            KANSAS TAX-FREE BOND FUND


Part A                                                      Prospectus Caption
------                                                      ------------------
Item 1.   Cover Page . . . . . . . . . . . . . . . . .      Cover Page

Item 2.   Synopsis . . . . . . . . . . . . . . . . . .      Fund Expenses;  Fee Table

Item 3.   Condensed Financial
          Information. . . . . . . . . . . . . . . . .      Financial Highlights

Item 4.   General Description of                            The Investment Policies and
          Registrant . . . . . . . . . . . . . . . . .      Practices of the Funds

Item 5.   Management of the Fund . . . . . . . . . . .      Management of the Fund

Item 5A.  Management Discussion of  Fund
          Performance. . . . . . . . . . . . . . . . .      Not Applicable

Item 6.   Capital Stock and Other Securities . . . . .      Dividends, Distributions and Federal
                                                            Income Tax; Other Information

Item 7.   Purchase of Securities                            Fund Share Valuation; Pricing and
          Being Offered . . . . . . . . . . . . . . .       Purchase of Fund Shares

Item 8.   Redemption or Repurchase  . . . . . . . . .       Redemption of  Fund Shares

Item 9.   Legal Proceedings . . . . . . . . . . . . .       Not Applicable

                                MONEY MARKET FUND
                              SHORT-TERM BOND FUND
                                   STOCK FUND
                             INTERMEDIATE BOND FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                           KANSAS TAX-EXEMPT BOND FUND


                                                            Statement of Additional
Part B                                                      Information Caption
------                                                      -------------------
Item 10.  Cover Page . . . . . . . . . . . . . . . . .      Cover Page

Item 11.  Table of Contents . . . . . . . . . . . . .       Table of Contents

          General Information and
Item 12.  History . . . . . . . . . . . . . . . . . .       Not Applicable

Item 13.  Investment Objectives and
          Policies . . . . . . . . . . . . . . . . . .      Investment Policies; Investment
                                                            Restrictions

Item 14.  Management of the
          Registrant . . . . . . . . . . . . . . . . .      Management

Item 15.  Control Persons and Principal Holders  of
          Securities . . . . . . . . . . .  . . .  . .      Management

Item 16.  Investment Advisory and Other Services . . .      Management; Other Information;
                                                            Custodian; Transfer Agent and
                                                            Dividend Disbursing Agent; Experts

Item 17.  Brokerage Allocation  . . . . . . . . . . .       Portfolio Transactions


Item 18.  Capital  Stock and Other Securities . . . .       Other Information; Capitalization;
                                                            Voting Rights

Item 19.  Purchase, Redemption and Pricing of
          Securities Being Offered . . . . . . . . . .      Pricing and Purchase of Fund Shares
                                                            (Part A); Redemption of Fund Shares
                                                            (Part A); Determination of Net Asset
                                                            Value

Item 20.  Tax Status . . . . . . . . . . . . . . . . .      Taxation

Item 21.  Underwriters . . . . . . . . . . . . . . . .      Management

Item 22.  Calculation of Performance Data . . .. . .        Yields and Performance Information

Item 23.  Financial Statements . . . . . . . . . . . .      Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A

                                PRELIMINARY NOTE

The Registrant's Prospectus dated January 8, 1997, to which the interim financial statements contained herein are added by Post-Effective Amendment No. 1, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497(c).

  MONEY MARKET FUND, SHORT-TERM BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND,
                                  INTERNATIONAL
                            MULTI-MANAGER STOCK FUND

                                  PORTFOLIOS OF
                               INTRUST FUNDS TRUST

                         SUPPLEMENT DATED JUNE 27, 1997
                     TO THE PROSPECTUS DATED JANUARY 8, 1997

The table of "Financial Highlights (unaudited) for a share of beneficial interest outstanding through the period ended April 30, 1997" below supplements the unaudited financial statements of the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and International Multi-Manager Stock Fund (the "Funds") portfolios of INTRUST FUNDS TRUST (the "Trust"), contained in the Statement of Additional Information and sets forth certain information regarding the investment operations of the Funds for the period presented.

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.


                              Financial Highlights
                                   (unaudited)

Selected ratios and data for a share of beneficial interest outstanding through the period:



                                        MONEY MARKET           SHORT-TERM           INTERMEDIATE             STOCK
                                            FUND               BOND FUND             BOND FUND                FUND
                                      ----------------       ----------------      ----------------      ----------------
                                         JANUARY 23,          JANUARY 21,            JANUARY 21,           JANUARY 21,
                                           1997 TO              1997 TO               1997 TO               1997 TO
                                          APRIL 30,            APRIL 30,              APRIL 30,             APRIL 30,
                                          1997 (a)              1997 (a)              1997 (a)              1997 (a)
                                      ----------------       ----------------      ----------------      ----------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD                 $          1.000       $          10.00      $          10.00      $          10.00
                                      ----------------       ----------------      ----------------      ----------------

INVESTMENT ACTIVITIES:
  Net investment income                          0.013                   0.14                  0.15                  0.01
  Net realized and unrealized gains
    (losses) from investments                       --                  (0.04)                (0.09)                (0.06)
                                      ----------------       ----------------      ----------------      ----------------

  Total from Investment Operations               0.013                   0.10                  0.06                 (0.05)
                                      ----------------       ----------------      ----------------      ----------------

DISTRIBUTIONS:
  Net Investment Income                         (0.013)                 (0.14)                (0.15)                   --
                                      ----------------       ----------------      ----------------      ----------------

  Total Distributions                           (0.013)                 (0.14)                (0.15)                   --
                                      ----------------       ----------------      ----------------      ----------------

NET ASSET VALUE,
  END OF PERIOD                       $          1.000       $           9.96      $           9.91      $           9.95
                                      ================       ================      ================      ================

Total Return                                      1.29%(b)               1.02%(b)              0.61%(b)             -0.50%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets at end of period         $     71,374,864       $     37,886,841      $     32,725,883      $     44,979,962
  Ratios of expenses to average net
    assets                                        0.65%(c)               0.88%(c)              1.02%(c)              1.58%(c)
  Ratio of net investment income to
    average net assets                            4.82%(c)               5.31%(c)              5.67%(c)              0.77%(c)
  Ratio of expenses to average net
    assets *                                      1.05%(c)               1.38%(c)              1.42%(c)              1.99%(c)
  Ratio of net investment income to
    average net assets *                          4.42%(c)               4.81%(c)              5.27%(c)              0.36%(c)

  Average Commission Rate                           --                     --                    --                0.0012%
  Portfolio turnover rate                           --                  48.57%               103.26%                17.05%

                                        INTERNATIONAL
                                            MULTI-
                                           MANAGER
                                          STOCK FUND
                                       ----------------
                                          JANUARY 20,
                                          1997 TO
                                           APRIL 30,
                                          1997 (a)
                                       ----------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD                  $          10.00
                                       ----------------

INVESTMENT ACTIVITIES:
  Net investment income                            0.04(d)
  Net realized and unrealized gains
    (losses) from investments                      0.08(d)
                                       ----------------

  Total from Investment Operations                 0.12
                                       ----------------

DISTRIBUTIONS:
  Net Investment Income                              --
                                       ----------------

  Total Distributions                                --
                                       ----------------

NET ASSET VALUE,
  END OF PERIOD                        $          10.12
                                       ================

Total Return                                       1.20%(b)(d)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets at end of period          $     24,307,697
  Ratios of expenses to average net
    assets                                         1.62%(c)(d)
  Ratio of net investment income to
    average net assets                             2.19%(c)(d)
  Ratio of expenses to average net
    assets *                                       2.07%(c)(d)
  Ratio of net investment income to
    average net assets *                           1.74%(c)(d)

  Average Commission Rate                            --    (e)
  Portfolio turnover rate                            --

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) The per share amounts and ratios reflect income and expenses assuming inclusion of the International Multi-Manager Stock Fund's proportionate share of the income and expenses of the AMR Investment Services Trust International Equity Portfolio.

(e) Refer to AMR Investment Services International Equity Trust Portfolio Financial Highlights.

                                     PART B

                               INTRUST FUNDS TRUST
                     3435 Stelzer Road, Columbus, Ohio 43219
                 General and Account Information: (888) 266-8787
       -----------------------------------------------------------------


                     INTRUST BANK, N.A.--Investment Adviser
                          ("INTRUST" or the "Adviser")


                               BISYS FUND SERVICES
                     Administrator, Sponsor and Distributor
              ("BISYS" or the "Administrator" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and five non-money market funds (the "Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST Bank, N.A. The Funds are:

          MONEY MARKET FUND

          -    Money Market Fund

          NON MONEY MARKET FUNDS

          -    Short-Term Bond Fund
          -    Intermediate Bond Fund
          -    Stock Fund
          -    Kansas Tax-Exempt Bond Fund
          -    International Multi-Manager Stock Fund

          Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.

          The International Multi-Manager Stock Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the International Multi-Manager Stock Fund.


      This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the applicable Fund dated January 8, 1997 as supplemented June 27, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the applicable Prospectus. The Prospectuses may be obtained without charge by writing or calling the Funds at the address and information number printed above.



January 8, 1997


As supplemented June 27, 1997

                        TABLE OF CONTENTS


                                                             Page

INVESTMENT POLICIES.............................................2

INVESTMENT RESTRICTIONS........................................15

KANSAS RISK FACTORS............................................22

MANAGEMENT.....................................................28
     Trustees and Officers.....................................28
     Trustees and Officers of AMR Investment Services Trust....30
     Investment Advisers.......................................35
     The Portfolio.............................................37
     Distribution of Fund Shares...............................40
     Distribution Plan.........................................40
     Administrative Services...................................42
     Service Organizations.....................................42

EXPENSES.......................................................44

DETERMINATION OF NET ASSET VALUE...............................44

PORTFOLIO TRANSACTIONS.........................................45
     Portfolio Turnover........................................47

TAXATION.......................................................48
     Taxation of the Portfolio.................................49
     Kansas Tax-Exempt Bond Fund...............................56

OTHER INFORMATION..............................................59
     Capitalization............................................59
     Voting Rights.............................................61
     Custodian, Transfer Agent and Dividend Disbursing
          Agent................................................62
     Experts...................................................62
     Yield and Performance Information.........................63
     Financial Statements......................................66

                               INVESTMENT POLICIES

          The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

          As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective as the Fund. References below to "All Funds" include the International Equity Portfolio of the AMR Investment Services Trust (the "AMR Trust") (the "Portfolio") except where noted otherwise.

          U.S. Government Agency Obligations (All Funds). The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

         Mortgage-Related Securities (All Funds). The Funds may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to the Short-Term Bond Fund) rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser or the Portfolio Advisers, as applicable, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper (and provided the purchase is approved or ratified by the Fund's Board of Trustees or the AMR Trust's Board of Trustees, as applicable).

          Corporate Debt Securities (All Funds, except Kansas Tax-Exempt Bond
Fund). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

          After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser or Portfolio Advisers, as applicable, will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

          Foreign Securities (Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

          Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

          Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

          Bank Obligations. (All Funds). A description of the bank obligations which the Funds may purchase is set forth in the Prospectuses. These obligations include, but are not limited to, domestic, Eurodollar and Yankeedollar certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

          Variable and Floating Rate Demand and Master Demand Obligations (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.


          The Funds may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the AMR Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

          When-Issued and Delayed-Delivery Securities (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Portfolio Advisers consider such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

          Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of a particular Fund.

          The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

          Securities loans will be made in accordance with the following conditions: (1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time; (4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees or AMR Trust Board, as applicable, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or AMR Trust Board, as applicable, to vote proxies.

          Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees or the AMR Trust Board, as applicable, present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser and the Portfolio Advisers will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

          Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

          Guaranteed Investment Contracts (Short-Term Bond Fund). The Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

          In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

          Illiquid Securities (All Funds). Each Fund, except for the International Multi-Manager Stock Fund, has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Each Fund may also invest in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

          The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees or the AMR Trust Board, as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

          Pursuant to guidelines set forth by and under the supervision of the Board of Trustees or the AMR Trust Board, as applicable, the Adviser or the Portfolio Advisers, will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1.

Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

          Foreign Currency Transactions (International Multi-Manager Stock
Fund). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

          The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when the Portfolio Advisers of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

          There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market is foreign currencies in a global around-the-clock market.

          When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

          Foreign Currency Options and Related Risks (International Multi-Manager Stock Fund). The Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Currency Transactions" above which influence foreign exchange sales and investments generally.

          The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

          The Portfolio Adviser's Approach to Stock Selection. The Portfolio Advisers will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the Portfolio Advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.


                             INVESTMENT RESTRICTIONS

          The following restrictions apply to each Fund except the International Multi-Manager Stock Fund and restate or are in addition to those restrictions described under "Investment

Restrictions" in the Prospectuses. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

          Each Fund, except as indicated, may not:

          (1) Invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

          (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The Short-Term Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

          (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

          (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

          (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

          (6) Invest more than 10% of its net assets in shares of other investment companies, except that the Kansas Tax-Exempt Bond Fund may only purchase money market fund securities and that each Fund may invest all of its assets in another investment company;

          (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund's policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

          (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

          (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

          (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

          (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

          (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by the banking industry), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;
     (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

          (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants, strattles, or spreads;

          (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

          (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

          (16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Money Market Fund is subject to the above restriction with respect to 100% of its assets. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.

          The following restrictions apply to the International Multi-Manager Stock Fund. All fundamental investment policies and non-fundamental policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust Board, it applies equally to the Fund and the Trust's Board of Trustees.

          The following seven restrictions have been adopted by the Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, which as used herein means the lesser of
(a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

The Portfolio may not:

          (1) With respect to 75% of its total assets purchase a security if as a result, (1) more than 5% of its total assets would be invested in securities of any one issuer other than obligations issued by the U.S. Government, its agencies and instrumentalities, or (2) the Fund would own more than 10% of the voting securities of any one issuer;

          (2) Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. In addition, finance companies as a group are not considered a single industry for purposes of this Policy. Wholly-owned subsidiaries of finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent;

          (3) Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus;

          (4) Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus;

          (5) Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law;

          (6) Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus;

          (7) Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons," as defined under the 1940 Act, of the AMR Trust, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder;

          (8) Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts; or

          (9) Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

          The following non-fundamental investment restrictions apply to the Portfolio and may be changed with respect to the Portfolio by a majority vote of the AMR Trust Board. The Portfolio may not:

          (1) Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options; or

          (2) Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

          The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

          In addition, the Portfolio may not invest in warrants, except as permitted by its investment policies as described in the Prospectus, provided that the Portfolio shall not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges.

          As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.


                       KANSAS RISK FACTORS

          The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

          General Economic Conditions. Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,554,047 in 1994. This represents a percentage increase of 3.1%. In comparison, the growth in population of the United States was 4.7%.

          Relatively strong growth in manufacturing and construction employment propelled the state's 1995 employment growth. Employment growth exceeded the national rate of increase, a rarity in recent years. In only three of the prior 13 years had Kansas employment growth exceeded that of the nation. All but one of the state's major labor markets (finance, insurance and real estate) had employment gain between 1994 and 1995. There are two measures of employment in
Kansas: place-of-residence data and place-of-work data. The former are based on a sample survey of Kansas households, while the latter are based on data primarily obtained directly from firms as part of the unemployment insurance program. In 1995, place-of-residence data indicated that Kansas employment grew 2.8%, while place-of-work data showed a 5.4% increase. The growth rates exceeded the corresponding national growth rates of 1.6% and 2.3%. Average monthly unemployment fell from 70,000 in 1994 to 56,200 in 1995. Likewise the average monthly unemployment rate fell from 5.3% to 4.2% from 1994 to 1995.

          Budgetary Process. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

          The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.

          In "The FY 1997 Governor's Budget Report," the actual fiscal year is fiscal year 1995, the current fiscal year is fiscal year 1996, and the budget year is fiscal year 1997. By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

          Revenues and Expenditures. The State General Fund is the largest of the "uncommitted" revenue sources available to the state. It is also the fund to which most general tax receipts are credited. The Legislature may spend State General Fund dollars for any purpose. All revenues coming into the state treasury not specifically authorized by statute or the constitution to be placed in a separate fund are deposited in the State General Fund.

          Fiscal Year 1996. The Governor's fiscal year 1996 budget recommendations total $7.9 billion from all funding sources and approximately $3.47 billion from the State General Fund. The budget includes a total of 44,697 state employees, a reduction of 118 from the amount approved by the 1995 Legislature. These recommendations reflect significant changes to the budget approved by the 1995 Legislature. In September 1995, the Governor announced the need for a 1.5% across-the-board reduction to the budgets of most agencies funded through the State General Fund. This action was necessary because of a shortfall of approximately $25 million in estimated fiscal year 1995 receipts and resulting downward revisions to the consensus revenue estimate made for fiscal year 1996. In addition to the 1.5% reduction, significant savings were available in agency budgets because of a reduction in the funding requirements for group health insurance rates for state employees and in the funding necessary for the state share of local option school budgets. In total, these adjustments allow the Governor to recommend a budget which maintains the targeted 7.5% ending balance for fiscal year 1996 while providing only necessary supplemental appropriations to maintain commitments to higher education and public schools. In addition, the Governor directed all agencies under his supervision to reduce their workforce by 2% in fiscal year 1996 through attrition and retirements. The salary savings attributable to those reductions will be identified at the end of the fiscal year.

          Fiscal Year 1997. The fiscal year 1997 budget recommendations include all funding source expenditures of $7.8 billion, a reduction of almost $100 million from fiscal year 1996. The largest single source of fiscal year 1997 receipts is the State General Fund, with 46.6% of the total receipts. Individual income taxes account for the largest source of State General Fund revenue, totaling $1.410 billion (39.9%) in fiscal year 1997. The next largest category, sales and use taxes, is projected to generate $1.392 billion (39.5%) for the State General Fund during fiscal year 1997. State General Fund expenditure recommendations for fiscal year 1997 are $3.52 billion, an increase of 1.4%. The Governor recommends that $1,923.7 million, or 54.6% of State General Fund expenditures be used for aid to local units of government.

          Federal grants represent 21.9% of total receipts from all funding sources, with 42 state agencies receiving $1.7 billion in fiscal year 1997. Of the $1.7 billion, 50.4% will go to the Department of Social and Rehabilitation Services. This is followed by the Department of Transportation, 15.4%, the Department of Education, 12%, the Regents institutions, 5.8%, and the Department of Health and Environment, 4.3%. The remaining 12.1% is distributed to 29 other agencies. Agency service charges include revenues received for services provided by state agencies. This includes charges for inspections, examinations, and audits; fees collected for tuition and fees at the Regents institutions; and admissions to the Kansas State Fair. This revenue category represents 6.6% of total receipts for fiscal year 1997.

          Dedicated sales tax receipts represent revenues from four taxes that are collected for a specific purpose and are deposited in special revenue funds, rather than the State General Fund. Taxes on motor fuels and vehicle registrations as well as a dedicated sales tax of one-quarter of a cent are credited to the State Highway Fund. A statewide property tax of 1.5 mills is assessed for construction and maintenance of state buildings at Regents institutions and state hospitals. This revenue category represents 5.1% of total receipts for fiscal year 1997.

          Other special revenue receipts include license fees, interest earnings on special revenue funds, non-federal grants, the sale of state property, and numerous other miscellaneous revenue sources. This revenue category represents 8.9% of total receipts for fiscal year 1997. Non revenue receipts are collections and reimbursements not considered revenue. Examples include collections by the Department of Human Resources for the payment of unemployment benefits and collections by KPERSS for payment of retirement benefits. Collections made by SRS from absent parents for child support are also included in this category. This category represents 8.5% of total receipts for fiscal year 1997. Lottery ticket sales account for the remaining 2.4% of total receipts for fiscal year 1997 from all funding sources.

          It was clear from the beginning of the fiscal year 1997 budget process that the revenues available to state government could not support continuation of existing levels of service for all agencies. A variety of factors contributed to the austerity of the fiscal year 1997 budget. First and most important, for the past two fiscal years, the State General Fund ending balance was significantly above the 7.5% ending balance target, allowing expenditures to exceed receipts in both fiscal years 1995 and 1996. In simple terms, fiscal year 1997 cannot exceed receipts while complying with the ending balance requirements. The expenditures in fiscal year exceeded receipts by $106.6 million. In effect, the first claim on projected increases in State General Fund receipts for fiscal year 1997 will be to correct this imbalance. Second, a variety of factors required significant additional funding for the school finance formula including enrollment growth, the second year of increased aid requirements to offset motor vehicle tax reductions passed by the 1995 Legislature, the remainder of the Real Estate Settlement Procedures Act (RESPA) adjustment, and growth in capital improvement aid. In addition, growth in inmate populations required additional staff and funding for correctional institutions. Further, caseload and cost increases in various populations served by SRS seriously affected the fiscal year 1997 budget.

          Debt Administration and Limitation. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1995, the state had authorized but unissued debt of $27,230,000.

          Although the state has no General Obligation rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moodys. The ratings for the most recently issued fixed rate bonds issued by the Kansas Department of Transportation were "Aa" and "AA" from Moodys and Standard & Poor's respectively. The Kansas Development Finance Authority is currently working with the rating agencies to obtain a rating indicator for the State of Kansas.

          The Kansas Department of Transportation issues debt to finance highway projects. The Comprehensive Highway Program began during fiscal year 1989. The 20-year bonds will be retired with motor fuel taxes, motor vehicle registration fees, retail sales and compensating use taxes, and accrued interest. During fiscal years 1994 and 1995, the state sold bonds totaling approximately $151 million and $167.1 million, respectively. Again, the largest use of the bond proceeds was $125 million and $140 million for the Comprehensive Highway Program for these two years, respectively.

          Other State of Kansas debt is issued by the Kansas Development Finance Authority (KDFA), an independent instrumentality of the state which was created in 1987 for this purpose. The Governor's budget recommendations for Regents institutions are a significant departure from the traditional way revenues from the Educational Building Fund (EBF) have been used for construction projects at the state's universities. Based on concerns for the aging buildings on the state's campuses, the Governor recommends that KDFA issue bonds in fiscal year 1997 in the amount of $156.5 million to address a wide variety of rehabilitation and repair projects at the universities. With interest earnings, the total project costs would be an estimated $163.6 million. Debt service over the 15-year period will total $228.4 million, with each year's debt service payment over the next 15 years totaling $15 million. No project paid with bond proceeds will have a life-expectancy of less than 20 years, so as to "keep ahead" of the bonded indebtedness. Because the current cost of borrowing money is less than the projected cost of inflation for construction, it is more cost-effective to perform the repairs now and leverage the EBF, rather than incurring higher annual repair costs in the future. Rehabilitation and repair projects at the campuses include compliance with the Americans with Disability Act Accessibility Guidelines and life safety codes, energy conservation projects, and improvements to classrooms, in addition to the typical repairs made to aging buildings.

          Bonds totaling $4.4 million were issued by KDFA in November 1990 to begin Energy Conservation Improvements Program authorized by the 1990 Legislature. The bonds are retired by utility cost savings from the energy conservation improvements undertaken. Projects financed with the bond proceeds consist of improvements at many of the state universities, the Department of Administration, the Department of Social and Rehabilitation Services, the Highway Patrol, and the Department of Corrections. An amount of $5,000 was appropriated from the State General Fund to the Department of Administration, the paying agent, for fiscal year 1992 to begin retirement of the debt service. The second series of bonds, issued in June 1992, totaled $3.6 million. On October 1, 1993, a third series of bonds totaling $4,370,000 under the Energy Conservation Improvements Program was issued. In August 1995, the fourth series of bond, totaling $2,734,000 was issued. For fiscal year 1997, the debt service totals $1,785,007 from the State General Fund, $1,340,000 for principal and $445,007 for interest. To date, $15.1 million in bonds has been issued by the Kansas Development Finance Authority for those projects. A fifth bond issue estimated to total $4.8 million is scheduled for early 1996.


                           MANAGEMENT

Trustees and Officers

          The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.

G.L. BEST, Age: 48, Trustee. Vice President, Finance and Administration, of Williams Energy Services Company; Treasurer of The Williams Companies (1992-1995).

TERRY L. CARTER, Age: 48, Trustee. Senior Vice President of QuikTrip
Corporation.

THOMAS F. KICE, Age: 47, Trustee. President of Kice Industries Inc.

GEORGE MILEUSNIC, Age: 42, Trustee. Executive Vice President of Operations of North American Division of The Coleman Co., Inc.

JOHN J. PILEGGI, Age: 38, Chairman of the Board of Trustees. Director of Furman Selz LLC since 1994; Senior Managing Director of Furman Selz LLC (1992-1994); Managing Director of Furman Selz LLC (1984-1992).

THOMAS E. SHEA, Age: 47, Trustee. Treasurer of Western Resources, Inc., a diversified energy company.


DAVID BUNSTINE, Age 31, President. Director, BISYS Fund Services, Inc., since 1987.



THRESA B. DEWAR, Age: 41, Treasurer. Treasurer, BISYS Fund Services, Inc., since March 1997; Vice President and Controller, Federated Administrative Services, a subsidiary of Federated Investors, Inc.



MIKE PHILIPPS, Age: 33, Assistant Treasurer. Director, BISYS Fund Services, Inc., since May 1996.



ELLEN STOUTAMIRE, Age: 48, Secretary, Vice President of Client Legal Services, BISYS Fund Services; Associate Counsel, Franklin Templeton, Vice President and General Counsel, Pioneer Western Corporation.


BRUCE TREFF, Age: 30, Assistant Secretary. Counsel, BISYS Fund Services, Inc., since 1995; Manager, Alliance Capital Management, L.P.

ALAINA METZ, Age: 29, Assistant Secretary. Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Limited Partnership, since June 1995; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, L.P., May 1989 to June 1995.

                       COMPENSATION TABLE*

                                              Pension or
                                              Retirement    Estimated
                             Aggregate         Benefits       Annual        Total
                            Compensation      Accrued as     Benefits   Compensation
                              from the       Part of Fund      Upon       from the
                                Fund           Expenses     Retirement  Fund complex
                            ------------     ------------   ----------  ------------
G.L. Best, Trustee             $7,000              0            N/A        $ 7,000

Terry L. Carter, Trustee       $7,000              0            N/A        $ 7,000

Thomas F. Kice, Trustee        $7,000              0            N/A        $ 7,000

George Mileusnic, Trustee      $7,000              0            N/A        $ 7,000

John J. Pileggi, Trustee       $7,000              0            N/A        $ 7,000

Thomas E. Shea, Trustee        $7,000              0            N/A        $ 7,000

---------------------

* Represents the total compensation estimated to be paid for a full fiscal year.

     Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.

          Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.


Trustees and Officers of AMR Investment Services Trust ("AMR Trust")

          The following information relates to the principal occupations of each Trustee and executive officer of the AMR Trust during the past five years.

          Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                              POSITION WITH     PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS         AMR TRUST         PAST 5 YEARS
----------------------        -------------     --------------------------------

William F. Quinn* (49)        Trustee and       President, AMR Investment
                              President         Services, Inc. (1986-Present);
                                                Chairman, American Airlines
                                                Employees Federal Credit Union
                                                (1989-Present); Trustee,
                                                American Performance Funds
                                                (September 1990-July 1994);
                                                Director, Crescent Real Estate
                                                Equities, Inc. (April 1994-
                                                Present); Trustee, American
                                                AAdvantage Funds (1987-
                                                Present); and Trustee, American
                                                AAdvantage Mileage Funds (1995-
                                                Present).



Alan D. Feld (60)             Trustee           Partner, Akin, Gump, Strauss,
1700 Pacific Ave.,                              Hauer & Feld LLP (1960-
Suite 4100                                      Present)**, Director, Clear
Dallas, TX 75201-4618                           Channel Communications (1984-
                                                Present); Director, CenterPoint
                                                Properties, Inc. (1994-
                                                Present); Trustee, American
                                                AAdvantage Funds and American
                                                AAdvantage Mileage Funds (1996-
                                                Present).

Ben J. Fortson (65)           Trustee           President and CEO, Fortson Oil
301 Commerce St.,                               Company (1958-Present);
Suite 3301                                      Director, Kimbell Art
Fort Worth, TX 76102                            Foundation (1964-Present);
                                                Director, Burnett Foundation
                                                (1987-Present); Honorary
                                                Trustee, Texas Christian
                                                University (1986-Present);
                                                Trustee, American AAdvantage
                                                Funds and American AAdvantage
                                                Mileage Funds (1996-Present).

John S. Justin (81)           Trustee           Chairman and Chief Executive
2821 West Seventh Street                        Officer, Justin Industries,
Fort Worth, Texas 76107                         Inc. (a diversified holding
                                                company) (1969-Present);
                                                Executive Board Member, Blue
                                                Cross/Blue Shield of Texas
                                                (1985-Present); Board Member,
                                                Zale Lipshy Hospital (1993-
                                                Present); Trustee, Texas
                                                Christian University (1980-
                                                Present); Director and Executive
                                                Board Member, Moncrief Radiation
                                                Center (1985-Present); Director,
                                                Texas New Mexico Enterprises
                                                (1984- 1993); Director, Texas
                                                New Mexico Power Company (1979-
                                                1993); Trustee, American
                                                AAdvantage Funds (1989-
                                                Present); and Trustee, American
                                                AAdvantage Mileage Funds (1995-
                                                Present).



Stephen D. O'Sullivan*(61)    Trustee           Consultant (1994-Present); Vice
                                                President and Controller,
                                                American Airlines, Inc. (1985-
                                                1994), Trustee, American
                                                AAdvantage Funds (1987-
                                                Present); and Trustee, American
                                                AAdvantage Mileage Funds (1995-
                                                Present)

Roger T. Staubach (55)        Trustee           Chairman of the Board and Chief
6750 LBJ Freeway                                Executive Officer (1982-
Dallas, Texas 75240                             Present) and President (1983-
                                                1991) of The Staubach Company (a
                                                commercial real estate company);
                                                Director, Halliburton Company
                                                (1991-present); Director, First
                                                USA, Inc. (1993-present);
                                                Director, Brinker International
                                                (1993- present); Director,
                                                Columbus Realty Trust
                                                (1994-present); Member of the
                                                Advisory Board, The Salvation
                                                Army; Member of the Advisory
                                                Board, Dallas International
                                                Sports Commission; Member of the
                                                Advisory Board, Hartford Whalers
                                                Hockey Club; Trustee, Institute
                                                for Aerobics Research; Member of
                                                Executive Council,
                                                Daytop/Dallas; former
                                                quarterback of the Dallas
                                                Cowboys professional football
                                                team; Trustee, American
                                                AAdvantage Funds and American
                                                AAdvantage Mileage Funds (1995-
                                                Present).



Kneeland Youngblood, M.D.     Trustee           Physician (1982-Present);
(40)                                            President, Youngblood
2305 Cedar Springs Road                         Enterprises, Inc. (a health
Suite 401                                       care investment and management
Dallas, Texas 75201                             firm) (1983-Present); Trustee,
                                                Teachers Retirement System of
                                                Texas (1993-Present); Director,
                                                United States Enrichment
                                                Corporation (1993-Present);
                                                Director, Just For the Kids
                                                (1995-Present); Member, Council
                                                on Foreign Relations (1995-
                                                Present); Trustee, American
                                                AAdvantage Funds and American
                                                AAdvantage Mileage Funds (1996-
                                                Present).



Nancy A. Eckl (34)            Vice President    Vice President, AMR Investment
                                                Services, Inc. (1990-Present).



Michael W. Fields (43)        Vice President    Vice President, AMR Investment
                                                Services, Inc. (1988-Present).

Barry Y. Greenberg (34)       Vice President    Director, Legal and Compliance,
                              and               AMR Investment Services, Inc.
                              Assistant         (1995-Present); Branch Chief
                              Secretary         (1992-June 1995) and Staff
                                                Attorney (1988-1992),
                                                Securities and Exchange
                                                Commission.



Rebecca L. Harris (30)        Treasurer         Director of Finance (1995-
                                                Present), Controller (1991-
                                                1995), AMR Investment Services,
                                                Inc.



John B. Robertson (39)        Vice President    Vice President, AMR Investment
                                                Services, Inc. (1991-Present).



Thomas E. Jenkins, Jr. (30)   Assistant         Senior Compliance Analyst, AMR
                              Secretary         Investment Services, Inc.
                                                (1996-Present); Staff
                                                Accountant (1994-1996) and
                                                Compliance Examiner (1991-
                                                1994), Securities and Exchange
                                                Commission.



Adriana R. Posada (42)        Assistant         Senior Compliance Analyst
                              Secretary         (1996-Present) and Compliance
                                                Analyst (1993-Present), AMR
                                                Investment Services, Inc.;
                                                Special Sales Representative,
                                                American Airlines, Inc. (1991-
                                                1993).



Janice B. Schwarz (37)        Assistant         Senior Business Systems
                              Secretary         Coordinator (1996-Present),
                                                Senior Compliance Analyst, AMR
                                                Investment Services, Inc.
                                                (1990-1996).


Clifford J. Alexander (53)    Secretary         Partner, Kirkpatrick & Lockhart
                                                LLP (law firm).

Robert J. Zutz (44)           Assistant         Partner, Kirkpatrick & Lockhart
                              Secretary         LLP (law firm).


* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the AMR Trust as defined by the 1940 Act.

** The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of AMR Investment Services, Inc. Mr. Feld has advised the AMR Trust that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to AMR Investment Services, Inc. or AMR Corporation.

     All Trustees and officers as a group own less than 1% of the outstanding shares of the AMR Trust.


     As compensation for their service to the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round-trip airline tickets for each of his three adult children. The Trust does not pay for these travel arrangements. However, the Trust compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. These amounts are reflected in the following table for the fiscal year ended October 31, 1996.




                                              Pension or
                                              Retirement
                                               Benefits
                                            Accrued as Part
                              Aggregate           of            Estimated          Total
                            Compensation        the AMR          Annual        Compensation
                              From the          Trust's       Benefits Upon     From AMR's
Name of Trustee                 Trust          Expenses        Retirement      Fund Complex
--------------------------  ------------    ---------------   -------------    ------------
William F. Quinn                 $0               $0               $0               $0

John S. Justin                  $373              $0               $0             $1,492

Stephen D. O'Sullivan           $458              $0               $0             $1,832

Roger T. Staubach              $2,832             $0               $0             $11,330



Investment Advisers

          INTRUST Bank, N.A. ("INTRUST") has provided investment advisory services to the Funds since inception pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, INTRUST makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, INTRUST is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.

          INTRUST is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of May 31, 1997, total assets under management were approximately $1.6 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.

          The Investment Advisory Contracts for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.


      ARK Asset Management Co., Inc. ("ARK") serves as sub-adviser to the
Stock Fund. Located in New York, ARK's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Shearson Lehman Brothers. As of March 31, 1997, ARK managed approximately $23.9 billion, including $14.5 billion in large capitalization value portfolios, for more than 286 institutional and individual clients. The minimum account size for a separately managed Large Cap Value account is $50 million.



          Galliard Capital Management ("Galliard") serves as sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, a wholly-owned subsidiary of Norwest Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. As of May 31, 1997, Galliard managed approximately $3.1 billion in assets.

          AMR Investment Services, Inc. serves as sub-advisor to the Money Market Fund. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of May 31, 1997, AMR provides investment advice with respect to approximately $17.4 billion in assets, including approximately $12.6 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.


The Portfolio

          AMR oversees all administrative, investment advisory and portfolio management services to the Portfolio. The assets of the Portfolio are allocated by AMR among one or more investment advisers. AMR also acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing and administering the Portfolio's investments and effecting portfolio transactions for the Portfolio.

          AMR provides the Portfolio with office space, office equipment and personnel necessary to manage and administer the Portfolio's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Portfolio by third parties. AMR also develops the investment program for the Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

          AMR pays the fees of the investment advisers of the Portfolio. As compensation for paying the investment advisory fees and for providing the Portfolio with advisory and asset allocation services, AMR receives from AMR Trust an annualized fee which is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Portfolio, plus all fees payable by AMR to the Portfolio Advisers.

          AMR may enter into new or modified advisory agreements with existing or new investment advisers without approval of International Multi-Manager Stock Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions.

          The Advisory Agreement between the Portfolio and AMR will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of the AMR Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of the AMR Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

          The Advisory Agreement with respect to the Portfolio is terminable without penalty by the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the AMR Trust, or by AMR on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, neither AMR nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance if its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of AMR's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that AMR may render services to others.

          The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.

          Following is a description of the Portfolio Advisers, each of which has been retained by AMR, on behalf of the Portfolio, to provide advisory services to the Portfolio.


          HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of Merrill Lynch Capital Management Group, a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1996 were approximately $10.2 billion, which included approximately $1.4 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley also serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to 0.60% of the first $10 million of assets under its discretionary management, 0.50% of the next $140 million of assets 0.30% on the next $50 million of assets 0.20% of the next $800 million of assets and 0.15% of all excess AMR Trust assets managed by Hotchkis and Wiley.



          MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. On May 31, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. As of that date, Morgan Stanley Asset Management Inc., an investment adviser to the AMR Investment Services Trust International Equity Portfolio, became a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1996, MSAM had assets under management totaling approximately $67.1 billion, including approximately $50.2 billion under active management and $16.9 billion as named fiduciary or fiduciary adviser. As of December 31, 1996, MSAM had investment authority over approximately $314 million of assets of AMR and its subsidiaries and affiliated entities. For its services, AMR pays MSAM an annual fee equal to 0.80% of the first $25 million in AMR Trust assets under its discretionary management, 0.60% of the next $25 million in assets, 0.50% of the next $24 million in assets and 0.40% on all excess assets.



          ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Fleming"), 100 East Pratt Street, Baltimore, Maryland 21020, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies. T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1996, Fleming had assets under management totaling approximately $29 billion, including approximately $265 million of assets of AMR and its subsidiaries and affiliates entities. Fleming serves as an investment adviser to the Portfolio, although AMR does not presently intend to allocate assets from the Portfolio to Fleming. For its services to the Portfolio when total assets under Fleming's management are less than $200 million, AMR will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, AMR will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, AMR will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, AMR will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will credit AMR with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.


          TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1996, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $433.9 million of assets of AMR and its subsidiaries and affiliated entities. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.



          The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995, as amended December 17, 1996, that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.



Distribution of Fund Shares

          The Trust retains BISYS to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Distribution Plan

          The Trustees of the Fund have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides for a monthly payment by the Fund to the Distributor in such amounts that the Distributor may request or for direct payment by the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25%. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

          The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan and the related Administrative Services Contract between the Trust and the Sponsor have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not

"interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract voted to approve the Plan at a meeting held on November 25, 1996. The Plan was submitted to the shareholders of the Fund and approved at a special meeting held on November 25, 1996. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract or by vote of the holders of a majority of the shares of the Fund.

Administrative Services


     BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% (15% for International Multi-Manager Fund, while invested in the Portfolio) of each Fund's average daily net assets.


     The Administrative Services Contract is for a one year term and is subject to annual approval by a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Contract. The Administrative Services Contract will terminate automatically in the event of its assignment.


Service Organizations

          The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS, nor the Distributor will be a Service Organization or receive fees for servicing. Service Organizations for Institution Premium Class shareholders may also provide record keeping, communication with and education of shareholders, fiduciary services (exclusive of investment management) and asset allocation services.

          Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

          The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

          If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                    EXPENSES

          Except for the expenses paid by INTRUST and BISYS, the Funds bear all costs of their operations.


                        DETERMINATION OF NET ASSET VALUE

          As indicated under "Fund Share Valuation" in the applicable Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

          Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

          In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

          Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

          The Non-Money Market Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

          Investment decisions for the Funds and the Portfolio and for the other investment advisory clients of the Adviser and the Portfolio Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Portfolio Advisers, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

          The Funds and the Portfolio have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the AMR Trust Board, the Adviser and Portfolio Advisers, as appropriate, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and the Portfolio to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Portfolio Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

          The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

          The Adviser and Portfolio Advisers may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Portfolio Advisers. By allocating transactions in this manner, the Adviser and the Portfolio Advisers are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

          Some of these services are of value to the Adviser and Portfolio Advisers in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds and the Portfolio are not reduced because the Adviser or Portfolio Advisers or their affiliates receive such services.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


Portfolio Turnover

          Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                                    TAXATION

          The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Taxation of the Portfolio

          The Portfolio has received a ruling from the IRS to the effect that, among other things, the Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Multi-Manager Stock Fund (the "Fund"), is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

          The Fund will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a Regulated Investment Company. Accordingly, the Portfolio intends to conduct its operations so that its corresponding Funds will be able to satisfy all those requirements.


          Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

          Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

          Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's or, in the case of the International Multi-Manager Stock Fund, the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio's excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

          Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

          Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

          Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the

Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

          Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

          The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

          Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Porfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

          Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

          A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

          Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

          Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

          Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Multi-Manager Stock Fund, its proportionate share of the Portfolio's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

          The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

          The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


          Kansas Tax-Exempt Bond Fund. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

          To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

          Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

          Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

          Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

          Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

          Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

          Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

          The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

          A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

          Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the bases of such opinions.

          Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

          Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the INTRUST Funds.


                                OTHER INFORMATION

Capitalization

          The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of six separately managed portfolios. Each portfolio is comprised of two classes of shares -- the "Institutional Service Class" and the "Institutional Premium Class." The two classes are identical with the exception that the shareholders in the Institutional Premium Class may pay additional Service Organization fees in an amount up to 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship for record keeping, communications with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

          Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.


          As of June 4, 1997 , no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:



Money Market Fund                  Shares              Percentage
Institutional Service Class        Owned               Owned
---------------------------        -----               -----

Transco & Company                  71,364,845.940      99.86%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Short-Term Bond Fund               Shares              Percentage
Institutional Service Class        Owned               Owned
---------------------------        -----               -----

Transco & Company                  605,108.357         14.65%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                  3,525,123.152       85.35%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Intermediate Bond Fund             Shares              Percentage
Institutional Service Class        Owned               Owned
---------------------------        -----               -----

Transco & Company                  410,991.994         11.70%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                  3,102,600.198       88.30%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Stock Fund                         Shares              Percentage
Institutional Service Class        Owned               Owned

---------------------------        -----               -----


Transco & Company                  1,864,890.486       36.64%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Transco & Company                  3,224,695.753       63.36%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Int'l Multi-Manager Stock Fund     Shares              Percentage
Institutional Service Class        Owned               Owned

---------------------------        -----               -----


Transco & Company                  1,023,157.589       38.11%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Transco & Company                  1,661,930.472       61.89%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



Kansas Tax-Exempt Bond Fund        Shares              Percentage
Institutional Service Class        Owned               Owned

---------------------------        -----               -----


Transco & Company                  8,118,755.444       99.99%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201



The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

Voting Rights

          Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

          The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.


Custodian, Transfer Agent and Dividend Disbursing Agent

          INTRUST acts as custodian of the Trust's assets. An affiliate of BISYS acts as transfer agent for the Funds. The Trust compensates BISYS for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services. The International Multi-Manager Stock Fund pays no custodian fees as long as all of its assets are invested in another mutual fund, but incurs its pro-rata portion of the custody fees of Chase Manhattan Bank, N.A. as Portfolio Custodian. The AMR Trust Board has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.


Experts

          KPMG Peat Marwick LLP has been selected as the independent accountants for the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG Peat Marwick LLP is located at Two Nationwide Plaza, Columbus, Ohio, 43215.


Yield and Performance Information


          The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors. For the Kansas Tax-Exempt Bond Fund, such amounts may include returns from its predecessor Fund, the SEI Kansas Tax Free Income Portfolio.


          Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Yield = [(Base Period Return + 1)(365/7)] - 1.


          For the seven-day period ended April 30, 1997, the seven-day effective yield for the Money Market Fund was 4.29%.


          Quotations of yield for the Non-Money Market Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[(a-b + 1)(6)-l]
                cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


          For the 30-day period ended April 30, 1997, the yield for the Short-Term Bond Fund and Intermediate Bond Fund were 5.43% and 5.89%, respectively.



          Quotations of tax-equivalent yield for the Kansas Tax-Exempt Bond Fund will be calculated according to the following formula:





          TAX EQUIVALENT YIELD = ( E )
                                  ---
                                  1-p



          E = tax-exempt yield
          p = stated income tax rate




          For the 30-day period ended February 28, 1997, the yield for the Kansas Tax-Exempt Bond Fund was 4.88% and tax equivalent yield, assuming a 39.6% federal tax rate, was 8.08%. Such yield information includes the prior yield of the SEI Kansas Tax Free Income Portfolio.



          Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

          P (1 + T)n = ERV



(where P = a hypothetical initial payment of $l,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.



          For the period from commencement of operations (January 20, 1997) through April 30, 1997, the aggregate total return for the International Multi-Manager Stock Fund was 1.20%. For the period from commencement of operations (January 21, 1997) through April 30, 1997, the aggregate total return for the Short-Term Bond Fund, Intermediate Bond Fund and Stock Fund were 1.02%, 0.61% and -0.50%, respectively.



          For the one year, three year, five year periods ended February 28, 1997, and the period from commencement of operations (December 10, 1990) through February 28, 1997, the average annual total returns for the Kansas Tax-Exempt Bond Fund were 4.53%, 5.14%, 6.43% and 6.75%, respectively. Such performance includes the prior performance of the SEI Kansas Tax Free Income Portfolio. And of course, past performance is no guarantee as to future performance.


          Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

          In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexed which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

          Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

          Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.


Financial Statements


          The Statement of Assets and Liabilities of the Money Market Fund dated as of December 6, 1996 included herein have been so included in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, as experts in accounting and auditing.



          The Financial Statements of the Funds for the interim period ended April 30, 1997 set forth below are unaudited.

                               INTRUST FUNDS TRUST
                                Money Market Fund
                       Statement of Assets and Liabilities
                             As of December 6, 1996

ASSETS:
Cash                                                                                $100,000
Deferred organization expenses                                                        30,000
                                                                                    --------

              Total Assets                                                           130,000

LIABILITIES:
Accrued organization expenses                                                         30,000
                                                                                    --------

NET ASSETS:                                                                         $100,000
                                                                                    ========

NET ASSETS CONSIST OF:
              Capital - 100,000 share of beneficial interest issued and
                 outstanding; unlimited shares authorized (par value $0.001)-
                 Institutional Service Class                                        $100,000
                                                                                    ========

NET ASSET VALUE:
              Institutional Service Shares
                 ($100,000/100,000 shares issued
                 and outstanding) - offering and
                 redemption price per share                                         $   1.00
                                                                                    ========


See notes to financial statements.

                               INTRUST FUNDS TRUST
                                Money Market Fund
                          NOTES TO FINANCIAL STATEMENTS
                                December 6, 1996

1.      ORGANIZATION

        INTRUST Funds Trust (the "Company"), an open-end management investment company established as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company offers shares of the following funds: Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, Kansas Tax-Exempt Bond Fund and International Multi-Manager Stock Fund, each of which offers Institutional Service Shares and Institutional Premium Shares. Both classes of shares have identical rights and privileges except with respect to Service Organization fees and voting rights on matters affecting a single class of shares. The accompanying financial statement relates only to the Money Market Fund (the "Fund"). The Fund had no operations other than those actions relating to organizational matters. As of December 6, 1996, all outstanding shares of the Fund are owned by BISYS Fund Services, Ohio, Inc.

        The investment objective of the Fund is to seek to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations.

2.      ORGANIZATION EXPENSES

        All costs incurred by the Company in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been deferred. Upon commencement of operations of the Fund, the deferred organization expenses will be amortized on a straight-line basis over a period of five years. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.

3.      RELATED PARTY TRANSACTIONS

        INTRUST Bank, N.A. ("Intrust") serves as the Company's Investment Advisor. Under an advisory agreement with the Company, Intrust is entitled to receive fees at an annualized rate of 0.25% of the Fund's average daily net assets. AMR Investment Services, Inc. services as investment sub-adviser to the Fund. BISYS Fund Services ("BISYS") serves the Funds as Administrator and Sponsor. For its services as Administrator, BISYS receives as fee at an amount of 0.20% of the Fund's average daily net assets. BISYS also serves as Distributor for the Fund's shares.

        Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.05% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. The Institutional Premium Class may pay fees to Service Organizations in amounts up to an annual rate of 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship.

        Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in those capacities.

4.      ESTIMATES

        The preparation of this financial statement requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement.

                          Independent Auditors' Report
                          ----------------------------


The Shareholders and Trustees
   of INTRUST FUNDS Trust Money Market Fund


We have audited the accompanying statement of assets and liabilities of the INTRUST FUNDS Trust Money Market Fund (the Fund) as of December 6, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 6, 1996 in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP


Columbus, Ohio
December 6, 1996

THE INTRUST FUNDS
MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================



      PRINCIPAL                  SECURITY                                    AMORTIZED
       AMOUNT                   DESCRIPTION                                   VALUE
   -------------- ---------------------------------------------            -----------
BANKERS ACCEPTANCES (16.8%):
       $3,000,000 Bank of Tokyo Mitsubishi, Ltd., New York,
                  5.44%, 5/27/97                                           $ 2,988,387
        1,000,000 Dai-Ichi Kangyo Bank, Ltd., Los Angeles,
                  5.43%, 5/15/97                                               997,916
        2,000,000 Dia-Ichi Kangyo Bank, Ltd., New York,
                  5.61%, 5/21/97                                             1,993,800
        3,000,000 Industrial Bank of Japan, Ltd., Los Angeles,
                  5.43%, 5/13/97                                             2,994,640
        3,000,000 Sanwa Bank, Ltd., New York,
                  5.43%, 5/20/97                                             2,991,513
                                                                           -----------
  Total Bankers Acceptances                                                 11,966,256
                                                                           -----------
CERTIFICATES OF DEPOSIT (16.8%):
Domestic (4.2%):
        3,000,000 Corestates Bank, N.A., 5.76%*, 4/9/98                      3,000,000
                                                                           -----------
Yankee Certificate of Deposit (12.6%):
        3,000,000 Norinchukin Bank,  5.78%, 5/20/97                          3,000,000
        3,000,000 Banca CRT, SpA, 5.48%*, 2/20/98                            3,000,000
        3,000,000 Instituto Bancario San Paolo, SpA, 5.62%*, 5/22/98         3,000,000
                                                                           -----------
                                                                             9,000,000
                                                                           -----------
  Total Certificates of Deposit                                             12,000,000
                                                                           -----------
COMMERCIAL PAPER (29.2%):
Brokerage Services (4.2%):
        3,000,000 Smith Barney, Inc., 5.61%, 5/21/97                         2,990,717
                                                                           -----------
Business Credit (4.2%):
        3,000,000 CIT Holdings, Inc., 5.59%, 5/22/97                         2,990,288
                                                                           -----------
Farm Machinery & Equipment (4.2%):
        3,000,000 John Deere Capital Corp., 5.59%, 5/20/97                   2,991,212
                                                                           -----------
Finance Lessors (4.2%):
        3,000,000 General Electric Capital Corp., 5.62%, 6/2/97              2,985,147
                                                                           -----------
Financial Services (8.3%):
        3,000,000 Ford Motor Credit Corp., 5.37%, 7/3/97                     2,972,385
        3,000,000 General Motors Acceptance Corp., 5.36%, 7/3/97             2,972,437
                                                                           -----------
                                                                             5,944,822
                                                                           -----------
Personal Credit Institutions (4.1%):
        3,000,000 American Express Credit Corp., 5.36%, 7/3/97               2,972,437
                                                                           -----------
  Total Commercial Paper                                                    20,874,623
                                                                           -----------
MEDIUM TERM NOTES (7.0%):
      Banking (4.2%):
        3,000,000 Fleet Financial Group, Inc., 5.60%*, 2/13/98               3,003,050
                                                                           -----------
Business Credit (2.8%):
        2,000,000 Sanwa Business Credit Corp., 5.46%*, 2/24/98               2,000,000
                                                                           -----------
  Total Medium Term Notes                                                    5,003,050
                                                                           -----------




                                    Continued

THE INTRUST FUNDS
MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================



      PRINCIPAL                  SECURITY                                    AMORTIZED
       AMOUNT                   DESCRIPTION                                   VALUE
   -------------- ---------------------------------------------            -----------
TIME DEPOSITS (14.8%):
Banking (14.8%):
       $3,000,000 Bank Brussells Lambert, 5.65%, 5/21/97                   $ 3,000,000
        3,000,000 Banque Paribas, 5.75%, 5/1/97                              3,000,000
        2,000,000 Swedbank, 5.75%, 5/1/97                                    2,000,000
        2,549,911 Skandinaviska Enskilda Banken, 5.75%, 5/1/97               2,549,911
                                                                           -----------
  Total Time Deposits                                                       10,549,911
                                                                           -----------
VARIABLE RATE NOTES (15.4%):
Brokerage Services (7.0%):
        3,000,000 Goldman Sachs Group, LP, 5.82%*, 10/24/97                  3,000,000
        2,000,000 Merrill Lynch Co., Inc., 5.47%*, 3/3/98                    1,999,670
                                                                           -----------
                                                                             4,999,670
                                                                           -----------
Construction Machinery & Equipment (4.2%):
        3,000,000 Caterpillar Financial Service Corp., 5.76%*, 4/13/98       3,000,000
                                                                           -----------
Financial Services (4.2%):
        3,000,000 American Honda Finance Corp., 5.82%*, 4/9/98               2,998,898
                                                                           -----------
  Total Variable Rate Notes                                                 10,998,568
                                                                           -----------
  Total (Cost--$71,392,408)                                                $71,392,408
                                                                           ===========

Percentages indicated are based on net assets of $71,374,864.

* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at April 30, 1997.


                       See notes to financial statements.

THE INTRUST FUNDS
SHORT-TERM BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================

   SHARES
     OR
 PRINCIPAL                    SECURITY                                       AMORTIZED
   AMOUNT                    DESCRIPTION                                       VALUE
------------ ----------------------------------------------                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (33.0%):
    $500,000 Federal Home Loan Mortgage Corp.,
               6.00%, 4/15/06                                               $   491,710
   1,000,000 Federal Home Loan Mortgage Corp.,
               5.75%, 5/15/06                                                   982,890
     467,190 Federal National Mortgage Assoc.,
               6.80%*, 11/1/21, Pool #365421                                    478,140
     500,000 Green Tree Financial Corp.,
               6.30%, 2/15/27                                                   487,920
   1,000,000 Household Consumer Loan Trust,
               6.04%*, 3/15/07                                                  998,750
     607,877 Merrill Lynch Mortgage Investors, Inc.,
               7.89%*, 1/25/05                                                  619,493
     675,923 Merrill Lynch Mortgage Investors, Inc.,
               7.99%*, 2/25/23                                                  686,349
   1,000,000 Premier Auto Trust, 97-1-B,
               6.55%, 9/6/03                                                    991,590
   1,082,060 Residential Funding Mortgage Securities, Series 1989-51,
               7.52%*, 10/25/19                                               1,093,218
     816,939 Resolution Trust Corp., 6.60%*, 8/25/23                            818,216
     224,203 SBA, 8.88%, 1/25/10, Pool #503653                                  242,980
     249,380 SBA, 8.73%, 1/25/13, Pool #503664                                  271,513
     223,816 SBA, 9.48%, 5/25/15, Pool #502966                                  250,674
     250,000 SBA, 8.13%, 1/25/22, Pool #503694                                  275,313
     800,000 Team Fleet Financing Corp., Series 97-1 A,
               7.35%, 5/15/03                                                   804,000
   1,000,000 Vendee Mortgage Trust, 7.50%, 3/15/13                            1,015,410
   1,000,000 Vendee Mortgage Trust, 7.25%, 7/15/14                              999,660
   1,000,000 Vendee Mortgage Trust, Series 1992-1, 7.75%, 12/15/14            1,013,140
                                                                            -----------
  Total Collateralized Mortgage Obligations                                  12,520,966
                                                                            -----------
CORPORATE BONDS (18.2%):
Banking (2.2%):
     615,000 Chase Manhattan Corp., 10.13%, 11/1/00                             676,500
     160,000 Chemical Bank, 9.75%, 6/15/99                                      169,800
                                                                            -----------
                                                                                846,300
                                                                            -----------
Financial Services (5.7%):
   1,100,000 Ford Motor Credit Corp., 9.50%, 4/15/00                          1,181,125
   1,000,000 Transamerica Financial, Series E, 6.41%, 6/20/00                   986,250
                                                                            -----------
                                                                              2,167,375
                                                                            -----------
Industrial Goods & Services (5.2%):
   1,000,000 Newell Co., 6.18%, 7/11/00                                         980,000
   1,000,000 Tyco International, Ltd., 6.50%, 11/1/01                           981,250
                                                                            -----------
                                                                              1,961,250
                                                                            -----------
Oil Field Services (1.3%):
     500,000 Colonial Pipeline, 7.13%, 8/15/02                                  502,500
                                                                            -----------
Retail (3.8%):
     385,000 May Department Stores Co., 9.88%, 6/15/00                          418,206
   1,000,000 Penny (J.C.) & Co., 6.95%, 4/1/00                                1,006,250
                                                                            -----------
                                                                              1,424,456
                                                                            -----------
  Total Corporate Bonds                                                       6,901,881
                                                                            -----------


                                    Continued

THE INTRUST FUNDS
SHORT-TERM BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================

   SHARES
     OR
 PRINCIPAL                    SECURITY                                       AMORTIZED
   AMOUNT                    DESCRIPTION                                       VALUE
------------ ----------------------------------------------                 -----------
MEDIUM TERM NOTES (2.8%):
Banking (1.5%):
    $500,000 First Interstate, 9.38%, 1/23/02                               $   546,875
                                                                            -----------
Financial Services (1.3%):
     500,000 Charles Schwab, 7.19%, 5/31/01                                     503,125
                                                                            -----------
  Total Medium Term Notes                                                     1,050,000
                                                                            -----------
U.S. GOVERNMENT AGENCY (6.6%):
Federal Home Loan Bank:
   1,000,000 4.35%*, 3/26/98                                                    984,200
Federal Home Loan Mortgage Corp.,:
     500,000 5.01%*, 3/10/00                                                    478,750
   1,003,299 6.80%*, 4/1/29, Pool # 846367                                    1,029,003
                                                                            -----------
  Total U.S. Government Agency                                                2,491,953
                                                                            -----------
U.S. TREASURY NOTES (37.0%):
   1,000,000 5.13%, 3/31/98                                                     993,550
   3,400,000 6.25%, 6/30/98                                                   3,409,010
   3,000,000 6.13%, 8/31/98                                                   3,000,960
   5,100,000 5.75%, 12/31/98                                                  5,069,196
   1,500,000 8.00%, 8/15/99                                                   1,552,680
                                                                            -----------
  Total U.S. Treasury Notes                                                  14,025,396
                                                                            -----------
INVESTMENT COMPANIES (1.5%):
     577,880 Fedfund Money Market Fund                                          577,880
                                                                            -----------
  Total Investment Companies                                                    577,880
                                                                            -----------
  Total (Cost--$37,651,704)(a)                                              $37,568,076
                                                                            ===========

-------------
Percentages indicated are based on net assets of $37,886,841.

(a) Represents cost for federal tax purposes and differs from market value by net unrealized depreciation of securities as follows:

                Unrealized appreciation                                     $     56,218
                Unrealized depreciation                                         (139,846)
                                                                            ------------
                Net unrealized appreciation                                 $   (83,628)
                                                                            -----------

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates on an index of market interest rates. The rate reflected on the Schedule of Portfolio Investment is the rate in effect at April 30, 1997.

ABBREVIATIONS

SBA             Small Business Association



                       See notes to financial statements.

THE INTRUST FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================

      SHARES
        OR
     PRINCIPAL                   SECURITY                                        AMORTIZED
      AMOUNT                    DESCRIPTION                                        VALUE
     --------- ----------------------------------------------------------       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (48.0%):
       $750,000 Asset Securitization Corp., Series 1997-D4, Class A1C,
                  7.42%, 4/14/27                                                $   762,296
        700,000 EQCC Home Equity Loan Trust, 7.50%, 6/15/21                         693,252
        966,807 Federal National Mortgage Assoc., 7.94%*, 11/1/21,
                  Pool #365421,                                                     989,466
        350,000 General Mortgage Acceptance Corp. Commercial Mortgage
                  Securities, Inc., 7.22%, 2/15/06                                  343,875
      1,000,000 Green Tree Financial Corp., Series 1993-2 Class A4,
                  6.90%, 7/15/18                                                    997,620
        500,000 Green Tree Financial Corp., 6.30%, 2/15/27                          487,920
        500,000 Household Consumer Loan Trust, 6.04%*, 3/15/07                      499,375
        607,877 Merrill Lynch Mortgage Investors, Inc., 7.89%*, 1/25/05             619,493
        675,923 Merrill Lynch Mortgage Investors, Inc., 7.99%*, 2/25/23             686,349
      1,000,000 Premier Auto Trust, 97-1-B, 6.55%, 9/6/03                           991,590
      1,082,060 Residential Funding Mortgage Securities, Series 1989-51,
                  7.52%*, 10/25/19                                                1,093,218
        750,000 Resolution Trust Corp., 7.50%, 10/25/28                             744,141
      1,000,000 Salomon, 97 HUD1-A-3, 7.51%, 2/25/24                              1,000,000
      1,000,000 Team Fleet Financing Corp., Series 97-1 A, 7.35%, 5/15/03         1,005,000
      1,000,000 Vendee Mortgage Trust, 7.50%, 3/15/13                             1,015,410
      1,000,000 Vendee Mortgage Trust, 7.25%, 7/15/14                               999,660
      1,000,000 Vendee Mortgage Trust, Series 1992-1, 7.75%, 12/15/14             1,013,140
      1,000,000 Vendee Mortgage Trust, 7.50%, 9/15/17                             1,012,350
        750,000 Vendee Mortgage Trust, 8.00%, 7/15/18                               759,015
                                                                                -----------
  Total Collateralized Mortgage Obligations                                      15,713,170
                                                                                -----------
CORPORATE BONDS (33.5%):
Aerospace/Defense (2.5%):
        750,000 AlliedSignal Inc., 9.20%, 2/15/03                                   827,813
                                                                                -----------
Airlines (3.0%):
      1,000,000 Continental Airlines Inc., 7.46%, 4/1/15                            994,500
                                                                                -----------
Apparel Manufacturers (2.2%):
        750,000 Levi Strauss & Co., 6.80%, 11/1/03                                  731,250
                                                                                -----------
Banking (5.5%):
      1,000,000 Chase Manhattan Corp., 10.13%, 11/1/00                            1,100,000
        700,000 First Bank System, Inc., 7.63%, 5/1/05                              714,000
                                                                                -----------
                                                                                  1,814,000
                                                                                -----------
Electronic & Electrical (3.3%):
        500,000 Philips Electronics N.V., 7.75%, 4/15/04                            511,250
        500,000 Texas Instrument, Inc., 9.25%, 6/15/03                              551,875
                                                                                -----------
                                                                                  1,063,125
                                                                                -----------
Financial Services (6.3%):
      1,000,000 Ford Motor Credit Corp., 9.50%, 4/15/00                           1,073,750
      1,000,000 Transamerica Financial, Series E, 6.41%, 6/20/00                    986,250
                                                                                -----------
                                                                                  2,060,000
                                                                                -----------
Industrial Goods & Services (3.0%):
      1,000,000 Tyco International Ltd., 6.50%, 11/1/01                             981,250
                                                                                -----------
Oil Field Services (3.0%):
      1,000,000 Petroleum Geo-Services, 7.50%, 3/7/07                               995,000
                                                                                -----------



                                    Continued

THE INTRUST FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================

      SHARES
        OR
     PRINCIPAL                   SECURITY                                        AMORTIZED
      AMOUNT                    DESCRIPTION                                        VALUE
     --------- ----------------------------------------------------------       -----------
CORPORATE BONDS, CONTINUED:
Retail (3.1%):
     $1,000,000 May Department Stores Co., 7.15%, 8/15/04                       $   998,750
                                                                                -----------
Tobacco & Tobacco Products (1.6%):
        500,000 Philip Morris Cos., Inc., 7.63%, 5/15/02                            508,125
                                                                                -----------
  Total Corporate Bonds                                                          10,973,813
                                                                                -----------
MEDIUM TERM NOTES (10.8%):
Banking (3.4%):
        547,000 First Interstate Bancorp, 9.38%, 1/23/02                            598,281
        500,000 United Missouri Bancshares, Inc., 7.30%, 2/24/03                    505,625
                                                                                -----------
                                                                                  1,103,906
                                                                                -----------
Financial Services (3.8%):
        500,000 Charles Schwab, 7.19%, 5/31/01                                      503,125
        750,000 Paine Webber Group, 6.90%, 8/15/03                                  733,125
                                                                                -----------
                                                                                  1,236,250
                                                                                -----------
Oil & Gas Production (2.2%):
        750,000 Vastar Resources, Inc., 6.95%, 11/8/06                              717,188
                                                                                -----------
Semiconductors (1.4%):
        500,000 Applied Materials, Inc., 6.70%, 9/6/05                              476,250
                                                                                -----------
  Total Medium Term Notes                                                         3,533,594
                                                                                -----------
U.S. GOVERNMENT AGENCIES (3.1%):
Federal Home Loan Mortgage Corp.:
      1,003,299 6.80%*, 4/1/29, Pool #846367                                      1,029,003
                                                                                -----------
  Total U.S. Government Agencies                                                  1,029,003
                                                                                -----------
U.S. TREASURY NOTES (3.2%):
      1,000,000 8.00%, 8/15/99                                                    1,035,120
                                                                                -----------
  Total U.S. Treasury Notes                                                       1,035,120
                                                                                -----------
INVESTMENT COMPANIES (0.6%):
        189,593 Fedfund Money Market Fund                                           189,593
                                                                                -----------
  Total Investment Companies                                                        189,593
                                                                                -----------
Total (Cost--$32,634,106)                                                       $32,474,293
                                                                                ===========

-----------------
Percentages indicated are based on net assets of $32,725,883.

(a) Represents cost for federal tax purposes and differs from market value by net unrealized depreciation of securities as follows:

        Unrealized appreciation                                          $  76,059
        Unrealized depreciation                                           (235,872)
                                                                         ---------
        Net unrealized appreciation                                      $(159,813)
                                                                         =========

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates on an index of market interest rates. The rate reflected on the Schedule of Portfolio Investment is the rate in effect at April 30, 1997.


                       See notes to financial statements.

THE INTRUST FUNDS
STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================

                       SECURITY                              MARKET
      SHARES          DESCRIPTION                             VALUE
    ----------- ---------------------------                 ----------
COMMON STOCKS (94.5%):
Aerospace/Defense (2.7%):
          7,000 AlliedSignal, Inc.                          $  505,750
          7,800 Lockheed Martin Corp.                          698,100
                                                            ----------
                                                             1,203,850
                                                            ----------
Automobiles (3.0%):
         31,700 Ford Motor Co.                               1,101,575
          4,500 General Motors Corp.                           260,437
                                                            ----------
                                                             1,362,012
                                                            ----------
Banking (2.0%):
          1,000 Bankers Trust New York Corp.                    81,375
          3,400 Chase Manhattan Corp.                          314,925
          8,900 First Chicago NBD Corp.                        500,625
                                                            ----------
                                                               896,925
                                                            ----------
Brewery (1.0%):
         10,800 Anheuser-Busch Cos., Inc.                      463,050
                                                            ----------
Broadcasting/Cable (3.7%):
         64,400 Tele-Communications, Inc., Class A(b)          889,525
         17,700 US West Media Group(b)                         305,325
         17,300 Viacom, Inc.-Class B(b)                        462,775
                                                            ----------
                                                             1,657,625
                                                            ----------
Building Products (1.2%):
         14,700 Masco Corp.                                    554,925
                                                            ----------
Chemicals (4.2%):
          6,900 Du Pont (Ei) De Nemours & Co.                  732,262
          3,600 Eastman Chemical Co.                           183,600
          6,500 Hercules, Inc.                                 255,937
         12,900 PPG Industries, Inc.                           701,437
                                                            ----------
                                                             1,873,236
                                                            ----------
Computers & Peripherals (4.8%):
         18,800 Digital Equipment Corp.(b)                     561,650
          9,800 International Business Machines Corp.        1,575,350
                                                            ----------
                                                             2,137,000
                                                            ----------
Diversified Operations (2.6%):
         10,100 Cognizant Corp.                                329,512
         10,900 Fluor Corp.                                    599,500
          6,000 Tenneco, Inc.                                  239,250
                                                            ----------
                                                             1,168,262
                                                            ----------
Electrical & Electronic (1.5%):
         18,600 AMP, Inc.                                      667,275
                                                            ----------
Electronic Components/Instruments (0.9%):
          8,800 Raytheon Co.                                   383,900
                                                            ----------
Environmental Services (1.0%):
         14,600 WMX Technologies, Inc.                         428,875
                                                            ----------

                                    Continued

THE INTRUST FUNDS
STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
================================================================================

                       SECURITY                              MARKET
      SHARES          DESCRIPTION                            VALUE
    ----------- ---------------------------                ----------
COMMON STOCKS, CONTINUED:
Financial Services (1.1%):
         13,200 Dean Witter Discover & Co.                 $  504,900
                                                           ----------

Food Products & Services (2.4%):
         50,600 Archer-Daniels-Midland Co.                    929,775
          2,000 CPC International, Inc.                       165,250
                                                           ----------
                                                            1,095,025
                                                           ----------
Health Care (4.2%):
         32,800 Columbia/HCA Healthcare Corp.               1,148,000
         17,900 Humana, Inc.(b)                               389,325
          7,500 United Healthcare Corp.                       364,687
                                                           ----------
                                                            1,902,012
                                                           ----------
Insurance (11.9%):
         11,000 Aetna, Inc.                                 1,002,375
         15,600 Allstate Corp.                              1,021,800
         11,000 American General Corp.                        479,875
         14,000 Chubb Corp.                                   808,500
          6,700 General Re Corp.                            1,120,575
          7,700 Loews Corp.                                   707,438
          2,600 UNUM Corp.                                    200,200
                                                           ----------
                                                            5,340,763
                                                           ----------
Machinery & Equipment (0.8%):
          8,200 Deere & Co.                                   377,200
                                                           ----------
Metals--Aluminum (0.9%):
          6,100 Aluminum Co. of America                       426,238
                                                           ----------
Metals & Mining (1.6%):
         20,200 Newmont Mining Corp.                          699,425
                                                           ----------
Office Equipment & Services (1.8%):
         13,300 Xerox Corp.                                   817,950
                                                           ----------
Oil--Integrated Companies (6.7%):
         10,600 Amerada Hess Corp.                            515,425
          3,700 Atlantic Richfield Co.                        503,662
          2,300 Mobil Corp.                                   299,000
         35,600 Occidental Petroleums Corp.                   787,650
          2,400 Texaco, Inc.                                  253,200
         17,400 Unocal                                        663,375
                                                           ----------
                                                            3,022,312
                                                           ----------
Oil & Gas Exploration, Production & Services (4.7%):
          5,300 Burlington Resources, Inc.                    224,588
         19,700 Dresser Industries, Inc.                      588,538
         17,500 Enron Corp.                                   658,438
         23,800 Union Pacific Resources Group, Inc.           645,575
                                                           ----------
                                                            2,117,139
                                                           ----------





                                    Continued

THE INTRUST FUNDS
Stock Fund
Schedule of Portfolio Investments
April 30, 1997
(Unaudited)



                                  Security                          Market
   Shares                        Description                         Value
------------   ------------------------------------------------  -------------

Common Stocks, continued:
Paper & Related Products (2.6%):
     14,200    Champion International Co.                            $660,300
      4,000    Georgia-Pacific Corp.                                  312,000
      5,000    International Paper Co.                                211,250
                                                                 -------------
                                                                    1,183,550
                                                                 -------------
Pharmaceuticals (2.7%):
      7,500    American Home Products Corp.                           496,875
      7,600    Bristol-Myers Squibb Co.                               497,800
      7,400    Pharmacia & Upjohn, Inc.                               219,225
                                                                 -------------
                                                                    1,213,900
                                                                 -------------
Photography (1.6%):
      8,500    Eastman Kodak Co.                                      709,750
                                                                 -------------
Printing & Publishing (0.6%):
      2,900    Gannett Co., Inc.                                      253,025
                                                                 -------------
Railroads (3.2%):
      8,700    Burlington Northern Santa Fe                           685,125
     16,600    CSX Corp.                                              773,975
                                                                 -------------
                                                                    1,459,100
                                                                 -------------
Retail (8.2%):
     17,200    Albertson's, Inc.                                      567,600
     23,900    Dillard Department Stores, Inc., Class A               737,913
     19,800    Federated Department Stores, Inc.(b)                   673,200
      6,200    Gap, Inc.                                              197,625
     13,600    May Department Stores Co.                              629,000
     13,100    Sears, Roebuck & Co.                                   628,800
      8,900    Toys "R" Us, Inc.                                      253,650
                                                                 -------------
                                                                    3,687,788
                                                                 -------------
Utilities--Electric (1.4%):
     18,800    Texas Utilities Co.                                    634,500
                                                                 -------------
Utilities--Telecommunications (9.5%):
     45,500    AT&T Corp.                                           1,524,250
      5,000    Frontier Corp.                                          79,375
     19,900    GTE Corp.                                              912,913
     20,300    NYNEX Corp.                                          1,050,525
     12,900    SBC Communications, Inc.                               715,950
                                                                 -------------
                                                                    4,283,013
                                                                 -------------
  Total Common Stocks                                              42,524,525
                                                                 -------------
Investment Companies (4.5%):
  2,019,618    Fedfund Money Market Fund                            2,019,618
                                                                 -------------
  Total Investment Companies                                        2,019,618
                                                                 -------------
Total (Cost--$45,045,009)(a)                                      $44,544,143
                                                                 =============





                                    Continued

THE INTRUST FUNDS
Stock Fund
Schedule of Portfolio Investments
April 30, 1997
(Unaudited)



Percentages indicated are based on net assets of $44,979,962.

(a) Represents cost for federal tax purposes and differs from market value by depreciation of securities as follows:

            Unrealized appreciation                              $  1,253,096
            Unrealized depreciation                                (1,753,962)
                                                                 -------------
            Net unrealized appreciation                          $   (500,866)
                                                                 -------------

(b) Represents non-income producing security.



                      See notes to financial statements.

 THE INTRUST FUNDS
 Statements of Assets and Liabilities
 April 30, 1997
 (Unaudited)



                                                                                   Money             Short-Term         Intermediate
                                                                                   Market               Bond                Bond
                                                                                  Fund (a)            Fund (b)            Fund (b)
                                                                               ---------------     ---------------     -------------
 ASSETS:
 Investments, at value (cost $71,392,408; $37,651,704; $32,634,106;
     $45,045,009, respectively)                                                  $71,392,408       $ 37,568,076        $ 32,474,293
 Investment in International Equity Portfolio, at value (cost $24,211,150)              --                 --                  --
 Interest receivable                                                                 170,781            476,962             409,323
 Receivable from brokers for investments sold                                           --                7,851                --
 Deferred organization costs                                                          91,198             20,246              18,943
 Prepaid expenses and other assets                                                    35,911              5,104               4,661
                                                                                 -----------       ------------        ------------
 Total Assets                                                                     71,690,298         38,078,239          32,907,220
                                                                                 -----------       ------------        ------------
 LIABILITIES:
 Dividends payable                                                                   282,833            165,227             154,579
 Payable to brokers for investments purchased                                           --                 --                  --
 Accrued expenses and other payables:
   Investment advisory fees                                                            5,761              5,733               7,528
   Administration fees                                                                 1,944              1,033                 890
   Custodian                                                                           3,796              2,104               1,993
   Other                                                                              21,100             17,301              16,347
                                                                                 -----------       ------------        ------------
 Total Liabilities                                                                   315,434            191,398             181,337
                                                                                 -----------       ------------        ------------
 NET ASSETS:
 Capital                                                                          71,374,767         38,027,263          33,012,997
 Undistributed net investment income                                                    --                 --                  --
 Accumulated undistributed net realized gains
   (losses) from investment transactions                                                  97            (56,794)           (127,301)
 Net unrealized appreciation (depreciation)
   from investments                                                                     --              (83,628)           (159,813)
                                                                                 -----------       ------------        ------------
 Net Assets                                                                      $71,374,864       $ 37,886,841        $ 32,725,883
                                                                                 ===========       ============        ============
Outstanding Units of Beneficial Interest (Shares):                                71,374,767          3,803,436           3,303,721
                                                                                 ===========       ============        ============
Net Asset Value :
  Service
    Offering and redemption price per share                                      $      1.00       $       9.96        $       9.91
                                                                                 ===========       ============        ============


                                                                                                    International
                                                                                     Stock          Multi-Manager
                                                                                    Fund (b)        Stock Fund (c)
                                                                                 --------------     --------------
 ASSETS:
 Investments, at value (cost $71,392,408; $37,651,704; $32,634,106;
     $45,045,009, respectively)                                                  $ 44,544,143        $      --
 Investment in International Equity Portfolio, at value (cost $24,211,150)               --           24,317,211
 Interest receivable                                                                   82,053               --
 Receivable from brokers for investments sold                                         545,382               --
 Deferred organization costs                                                           20,873             11,118
 Prepaid expenses and other assets                                                      4,758              2,291
                                                                                 ------------        -----------
 Total Assets                                                                      45,197,209         24,330,620
                                                                                 ------------        -----------
 LIABILITIES:
 Dividends payable                                                                       --                 --
 Payable to brokers for investments purchased                                         163,964               --
 Accrued expenses and other payables:
   Investment advisory fees                                                            29,115              6,587
   Administration fees                                                                  1,185               --
   Custodian                                                                            2,530               --
   Other                                                                               20,453             16,336
                                                                                 ------------        -----------
 Total Liabilities                                                                    217,247             22,923
                                                                                 ------------        -----------
 NET ASSETS:
 Capital                                                                           45,245,582         24,018,291
 Undistributed net investment income                                                   66,576            104,538
 Accumulated undistributed net realized gains
   (losses) from investment transactions                                              168,670             78,807
 Net unrealized appreciation (depreciation)
   from investments                                                                  (500,866)           106,061
                                                                                 ------------        -----------
 Net Assets                                                                      $ 44,979,962        $24,307,697
                                                                                 ============        ===========
Outstanding Units of Beneficial Interest (Shares):                                  4,522,143          2,401,965
                                                                                 ============        ===========
Net Asset Value :
  Service
    Offering and redemption price per share                                      $       9.95        $     10.12
                                                                                 ============        ===========




(a)The Fund commenced operations on January 23, 1997.
(b)The Fund commenced operations on January 21, 1997.
(c)The Fund commenced operations on January 20, 1997.

See notes to financial statements.

 THE INTRUST FUNDS
 STATEMENTS OF OPERATIONS
 For the period ended April 30, 1997
 (Unaudited)



                                                       Money          Short-Term      Intermediate                     International
                                                       Market            Bond             Bond             Stock       Multi-Manager
                                                       Fund (a)         Fund (b)         Fund (b)         Fund (b)    Stock Fund (c)
                                                      ---------        ---------        ---------        ---------        ---------
INVESTMENT INCOME:
Interest income                                       $ 980,143        $ 480,512        $ 461,876        $  11,956        $    --
Dividend income                                            --             13,363           10,745          190,495             --

INVESTMENT INCOME ALLOCATED FROM
INTERNATIONAL EQUITY PORTFOLIO:
Interest income                                            --               --               --              --              31,416
Dividend income (net of foreign taxes of $27,451)          --               --               --              --             150,420
Expenses                                                   --               --               --              --             (28,102)
                                                      ---------        ---------        ---------        ---------        ---------
  Total Income                                          980,143          493,875          472,621          202,451          153,734
                                                      ---------        ---------        ---------        ---------        ---------
EXPENSES:
Investment advisory fees                                 44,802           31,914           28,264           85,955           19,034
Administration fees                                      35,842           15,957           14,132           17,192            7,138
12b-1 fees                                               44,802           19,946           17,665           21,489           11,897
Shareholder Servicing Fees                               11,255            5,827            5,116            6,334            3,507
Custodian and accounting fees                            12,135           11,570           11,553           12,746            8,208
Legal and audit fees                                      9,480            6,334            6,139            7,245            3,907
Organization costs                                        2,152            1,288            1,232            1,288            1,008
Trustees' fees and expenses                               2,442            1,693            1,586            1,744            1,372
Transfer agent fees                                         905              918              918              918              901
Registration and filing fees                             13,480            7,727            7,245            8,888            5,226
Printing costs                                            7,840            4,959            4,650            5,518            7,277
Other                                                     3,566            1,877            1,799            2,163            1,135
                                                      ---------        ---------        ---------        ---------        ---------
Total expenses before waivers                           188,701          110,010          100,299          171,480           70,610
Less waivers                                            (71,683)         (39,541)         (28,383)         (35,605)         (21,414)
                                                      ---------        ---------        ---------        ---------        ---------
  Net Expenses                                          117,018           70,469           71,916          135,875           49,196
                                                      ---------        ---------        ---------        ---------        ---------
Net Investment Income                                   863,125          423,406          400,705           66,576          104,538
                                                      ---------        ---------        ---------        ---------        ---------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from investment
  transactions                                               97          (56,794)        (127,301)         168,670           78,807
Net change in unrealized appreciation (depreciation)
  from investments                                         --            (83,628)        (159,813)        (500,866)         106,061
                                                      ---------        ---------        ---------        ---------        ---------
Net realized/unrealized gains (losses)
  from investments                                           97         (140,422)        (287,114)        (332,196)         184,868
                                                      ---------        ---------        ---------        ---------        ---------
Change in net assets
  resulting from operations                           $ 863,222        $ 282,984        $ 113,591        $(265,620)       $ 289,406
                                                      =========        =========        =========        =========        =========




 (a) The Fund commenced operations on January 23, 1997.
 (b) The Fund commenced operations on January 21, 1997.
 (c) The Fund commenced operations on January 20, 1997.

 THE INTRUST FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS




                                                            Money Market         Short-Term        Intermediate         Stock
                                                                Fund              Bond Fund         Bond Fund          Fund (a)
                                                          ----------------     ---------------    --------------     --------------
                                                          January 23, 1997    January 21, 1997   January 21, 1997   January 21, 1997
                                                                to                   to                 to                 to
                                                             April 30,           April 30,          April 30,          April 30,
                                                              1997 (a)            1997 (a)           1997 (a)           1997 (a)
                                                          ----------------     ---------------    --------------     --------------
                                                            (Unaudited)          (Unaudited)       (Unaudited)       (Unaudited)

 From Investment Activities:
 Operations:
  Net investment income                                     $     863,125       $    423,406       $    400,705       $     66,576
  Net realized gains (losses)
    from investment transactions                                       97            (56,794)          (127,301)           168,670
  Net change in unrealized appreciation (depreciation)
    from investments                                                 --              (83,628)          (159,813)          (500,866)
                                                            -------------       ------------       ------------       ------------
Change in net assets resulting from operations                    863,222            282,984            113,591           (265,620)
                                                            -------------       ------------       ------------       ------------
Distributions to shareholders:
  From net investment income                                     (863,125)          (423,406)          (400,705)              --
                                                            -------------       ------------       ------------       ------------
Change in net assets from shareholder distributions              (863,125)          (423,406)          (400,705)                 0
                                                            -------------       ------------       ------------       ------------
Capital Transactions:
  Proceeds from shares issued                                 191,460,011         39,011,082         33,885,133         46,095,283
  Dividends reinvested                                                885             24,879             20,102               --
  Cost of shares redeemed                                    (120,086,129)        (1,008,698)          (892,238)          (849,701)
                                                            -------------       ------------       ------------       ------------
Change in net assets from share transactions                   71,374,767         38,027,263         33,012,997         45,245,582
                                                            -------------       ------------       ------------       ------------
Change in net assets                                           71,374,864         37,886,841         32,725,883         44,979,962

Net Assets:
  Beginning of period                                                   0                  0                  0                  0
                                                            -------------       ------------       ------------       ------------
  End of period                                             $  71,374,864       $ 37,886,841       $ 32,725,883       $ 44,979,962
                                                            =============       ============       ============       ============


Share Transactions:
  Issued                                                      191,460,011          3,902,379          3,392,126          4,609,681
  Reinvested                                                          885              2,499              2,031               --
  Redeemed                                                   (120,086,129)          (101,442)           (90,436)           (87,538)
                                                            =============       ============       ============       ============
Change in shares                                               71,374,767          3,803,436          3,303,721          4,522,143
                                                            =============       ============       ============       ============



                                                             International
                                                              Multi-Manager
                                                              Stock Fund (a)
                                                             ---------------
                                                            January 20, 1997
                                                                   to
                                                               April 30,
                                                                1997 (a)
                                                             ---------------
                                                             (Unaudited)

  Net investment income                                     $    104,538
  Net realized gains (losses)
    from investment transactions                                  78,807
  Net change in unrealized appreciation (depreciation)
    from investments                                             106,061
                                                            ------------
Change in net assets resulting from operations                   289,406
                                                            ------------
Distributions to shareholders:
  From net investment income                                        --
                                                            ------------
Change in net assets from shareholder distributions                    0
                                                            ------------
Capital Transactions:
  Proceeds from shares issued                                 24,579,395
  Dividends reinvested                                              --
  Cost of shares redeemed                                       (561,104)
                                                            ------------
Change in net assets from share transactions                  24,018,291
                                                            ------------
Change in net assets                                          24,307,697

Net Assets:
  Beginning of period                                                  0
                                                            ------------
  End of period                                             $ 24,307,697
                                                            ============


Share Transactions:
  Issued                                                       2,458,061
  Reinvested                                                        --
  Redeemed                                                       (56,096)
                                                            ============
Change in shares                                               2,401,965
                                                            ============


 (a)  Period from commencement of operations

THE INTRUST FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1997
(Unaudited)
--------------------------------------------------------------------------------


1. ORGANIZATION:

    The INTRUST Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company established as a Delaware business trust. The Trust is authorized to offer two classes of shares: Institutional Service and Institutional Premium. The Institutional Premium shares may be subject to additional Shareholder Servicing fees. The Trust currently consists of five active funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and the International Multi-Manager Stock Fund (individually a "Fund", collectively the "Funds"). Each Fund is currently offered in the Institutional Service Class only.

    The Money Market Fund seeks to provide current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations. The Short-Term Bond Fund seeks current income consistent with liquidity and safety of principal by investing primarily in investment grade short-term obligations. The Intermediate Bond Fund seeks current income consistent with managing for total return by investing in fixed income securities. The Stock Fund seeks long-term capital appreciation. The International Multi-Manager Stock Fund seeks long-term capital appreciation by investing in equity securities of issuers based outside the United States. This Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio) of the AMR Investment Services Trust. The percentage of the AMR Investment Services Trust International Equity Fund owned by the Fund as of April 30, 1997 was 4.1%. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    Security Valuation

    Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

    Investment in common stocks, corporate bonds, municipal bonds, asset backed securities and U.S. Government securities of the variable net asset funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which securities are normally traded.

    Repurchase Agreements

    The Funds may invest in repurchase agreements with any bank and broker-dealer which in the opinion of the


                                   -continued-

THE INTRUST FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1997
(Unaudited)
--------------------------------------------------------------------------------


    Trustees, presents a minimal risk of bankruptcy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be fully collateralized and the value of the collateral, including accrued interest, be marked to market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

    Reverse Repurchase Agreements
    The Funds may also enter into reverse repurchase agreements to avoid selling securities in unfavorable market conditions to meet redemptions. When a Fund enters into a reverse repurchase agreement a segregated account will be used to maintain liquid assets in an amount at least equal to the repurchase price marked to market daily, including accrued interest, and will subsequently monitor the account to ensure that such equivalent amount is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

    Written Options
    The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

    Futures Contracts
    The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

    Indexed Securities
    The Stock Fund may invest in indexed securities whose value is linked either directly or inversely to changes in stock indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

    Mortgage Rolls
    The Funds may enter into dollar roll transactions in which the Fund sells fixed income securities, typically mortgage-backed securities, for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

    Securities Lending
    To generate additional income, the Funds may lend their portfolio securities in an amount up to 33% of each such Fund's total assets pursuant to agreements requiring that the loan be continuously secured by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. As of April 30, 1997 the Funds had no securities on loan.


                                   -continued-

THE INTRUST FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1997
(Unaudited)
--------------------------------------------------------------------------------


    Security Transactions and Related Income
    Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

    Expenses
    Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

    Dividends and Distributions to Shareholders
    Dividends from net investment income for the Money Market Fund, Short-Term Bond Fund and the Intermediate Bond Fund are declared daily and paid monthly. Dividends from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid at least once annually. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

    Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

    Federal Income Taxes
    The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

    Organization Costs
    Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among the respective Funds pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. SHARES OF BENEFICIAL INTEREST:


                                   -continued-

THE INTRUST FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1997
(Unaudited)
--------------------------------------------------------------------------------


    The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through five series and two classes: Institutional Service and Institutional Premium. As of April 30, 1997, no shareholders were in the Institutional Premium Class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

    The Trust and INTRUST Bank, N.A. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.25% of the Money Market Fund, 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund, 1.00% of the Stock Fund and 0.40% of the International Multi-Manager Stock Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company.

    The Trust and BISYS Fund Services (the "Administrator) are parties to an administrative services contract under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% of the Funds' average daily net assets except the International Multi-Manager Stock fund which pays at an annual rate of 0.15%.

    The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the funds are sold on a continuous bases. Each class is subject to a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plan the Trust will pay the Distributor 0.25% per annum of the average daily net assets of the Funds.

    Other financial organizations also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.08% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organizations has a servicing relationship. The Institutional Premium Class may pay additional fees up to 0.50% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

    The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the period ended April 30, 1997, fees in the following amounts were waived:




                                   -continued-

THE INTRUST FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                               Investment                                    Fund
                                            Advisory Fees   Administration   Accounting    Custodian     12b-1 Fees
                                                Waived       Fees Waived    Fees Waived    Fees Waived     Waived
                                                ------       -----------    -----------    -----------     ------
Money Market Fund                              $26,881         $ --           $ --           $--           $44,802
Short-Term Bond Fund                            16,755          2,840           --            --            19,946
Intermediate Bond Fund                           7,773          2,945           --            --            17,665
Stock Fund                                      11,174          2,942           --            --            21,489
International Multi-Manager Stock Fund           2,379          7,138           --            --            11,897

5. SECURITIES TRANSACTIONS:

    The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the period ended April 30, 1997 were as follows:

                                Purchases             Sales
                                ---------             -----
Short-Term Bond Fund           $40,371,778         $11,481,797
Intermediate Bond Fund          52,655,449          24,974,187
Stock Fund                      48,184,956           5,328,581


6. FINANCIAL INSTRUMENTS:

    Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in securities.



                                   -continued-

 THE INTRUST FUNDS
 FINANCIAL HIGHLIGHTS


                                              Money Market
                                                  Fund
                                              -------------
                                              January 23, 1997
                                                   to
                                                April 30,
                                                1997 (a)
                                              -------------
                                               (Unaudited)

 Net Asset Value,
   Beginning of Period                        $      1.000
                                              ------------
 Investment Activities:
    Net investment income                            0.013
                                              ------------
       Total from Investment Activities              0.013
                                              ------------
 Distributions:
    Net investment income                           (0.013)
                                              ------------
       Total Distributions                          (0.013)
                                              ------------
 Net Asset Value,
   End of Period                              $      1.000
                                              ============

 Total Return                                         1.29%(b)

 Ratios/Supplementary Data:
    Net Assets at end of period               $ 71,374,864
    Ratio of expenses to
       average net assets                             0.65%(c)
    Ratio of net investment income
       to average net assets                          4.82%(c)
    Ratio of expenses to
       average net assets *                           1.05%(c)
    Ratio of net investment income
       to average net assets *                        4.42%(c)

 -----------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.




See notes to financial statements.

 THE INTRUST FUNDS
 FINANCIAL HIGHLIGHTS


                                                        Short-Term
                                                         Bond Fund
                                                      ----------------
                                                      January 21, 1997
                                                            to
                                                         April 30,
                                                         1997 (a)
                                                      ----------------
                                                        (Unaudited)

Net Asset Value,
  Beginning of Period                                 $        10.00
                                                      --------------
Investment Activities:
   Net investment income                                        0.14
   Net realized and unrealized gains (losses)
      from investments                                         (0.04)
                                                      --------------
      Total from Investment Activities                          0.10
                                                      --------------
Distributions:
   Net investment income                                       (0.14)
                                                      --------------
      Total Distributions                                      (0.14)
                                                      --------------
Net Asset Value,
  End of Period                                       $         9.96
                                                      ==============

Total Return                                                    1.02%(b)

Ratios/Supplementary Data:
   Net Assets at end of period                        $   37,886,841
   Ratio of expenses to
      average net assets                                        0.88%(c)
   Ratio of net investment income
      to average net assets                                     5.31%(c)
   Ratio of expenses to
      average net assets *                                      1.38%(c)
   Ratio of net investment income
      to average net assets *                                   4.81%(c)

   Portfolio turnover                                          48.57%

 ------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as i

 (a)Period from commencement of operations.
 (b)Not annualized.
 (c)Annualized.


See notes to financial statements.

THE INTRUST FUNDS
FINANCIAL HIGHLIGHTS


                                                           Intermediate
                                                             Bond Fund
                                                           --------------
                                                           January 21, 1997
                                                                to
                                                              April 30,
                                                              1997 (a)
                                                           --------------
                                                            (Unaudited)

Net Asset Value,
  Beginning of Period                                      $        10.00
                                                           --------------
Investment Activities:
   Net investment income                                             0.15
   Net realized and unrealized gains (losses)
      from investments                                              (0.09)
                                                           --------------
      Total from Investment Activities                               0.06
                                                           --------------
Distributions:
   Net investment income                                            (0.15)
                                                           --------------
      Total Distributions                                           (0.15)
                                                           --------------
Net Asset Value,
  End of Period                                            $         9.91
                                                           ==============

Total Return                                                         0.61%(b)

Ratios/Supplementary Data:
   Net Assets at end of period                             $   32,725,883
   Ratio of expenses to
      average net assets                                             1.02%(c)
   Ratio of net investment income
      to average net assets                                          5.67%(c)
   Ratio of expenses to
      average net assets *                                          1.42%(c)
   Ratio of net investment income
      to average net assets *                                       5.27%(c)

   Portfolio turnover                                             103.26%

------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.


See notes to financial statements.

 THE INTRUST FUNDS
 Financial Highlights


                                                                        Stock
                                                                         Fund
                                                                  ----------------
                                                                  January 21, 1997
                                                                          to
                                                                       April 30,
                                                                        1997 (a)
                                                                  ----------------
                                                                     (Unaudited)

 Net Asset Value,
   Beginning of Period                                            $         10.00
                                                                  ---------------
 Investment Activities:
    Net investment income                                                    0.01
    Net realized and unrealized gains (losses)
       from investments                                                     (0.06)
                                                                  ---------------
       Total from Investment Activities                                     (0.05)
                                                                  ---------------
 Net Asset Value,
   End of Period                                                  $          9.95
                                                                  ===============

 Total Return                                                               -0.50%(b)

 Ratios/Supplementary Data:
    Net Assets at end of period                                   $    44,979,962
    Ratio of expenses to
       average net assets                                                    1.58%(c)
    Ratio of net investment income
       to average net assets                                                 0.77%(c)
    Ratio of expenses to
       average net assets *                                                  1.99%(c)
    Ratio of net investment income
       to average net assets *                                               0.36%(c)

    Portfolio turnover                                                      17.05%
    Average commision rate paid                                            0.0012
 ------------


 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

 (b) Not annualized.

 (c) Annualized.



See notes to financial statements.

 THE INTRUST FUNDS
 Financial Highlights

                                                              International
                                                              Multi-Manager
                                                               Stock Fund
                                                           -------------------
                                                           January 20, 1997
                                                                  to
                                                               April 30,
                                                                1997 (a)
                                                           -------------------
                                                               (Unaudited)

 Net Asset Value,
   Beginning of Period                                      $           10.00
                                                            -----------------
 Investment Activities:
    Net investment income                                                0.04
    Net realized and unrealized gains (losses)
       from investments                                                  0.08
                                                            -----------------
       Total from Investment Activities                                  0.12
                                                            -----------------
 Net Asset Value,
   End of Period                                            $           10.12
                                                            =================

 Total Return                                                            1.20%(b)

 Ratios/Supplementary Data:
    Net Assets at end of period                             $      24,307,697
    Ratio of expenses to
       average net assets                                                1.62%(c)
    Ratio of net investment income
       to average net assets                                             2.19%(c)
    Ratio of expenses to
       average net assets *                                              2.07%(c)
    Ratio of net investment income
       to average net assets *                                           1.74%(c)

    Average commision rate paid                                             - (d)

 ------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Period from commencement of operations.

 (b) Not annualized.

 (c) Annualized.

 (d) Refer to AMR Investment Services International Equity Trust Portfolio Financial Highlights.


See notes to financial statements.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)



                                                     Shares          Value
                                                    --------       ---------
                                                     (dollars in thousands)
AUSTRALIA COMMON STOCKS - 4.19%
Australia & New Zealand Banking Group                843,442       $   5,400
Brambles Industries, Limited                         179,000           3,247
Burns Philip and Company, Limited                    400,000             667
CSR, Limited                                         633,000           2,345
Coles Myer, Limited Australian                       323,000           1,574
Davids, Limited                                      688,173             667
GIO Australia Holdings, Limited                      486,509           1,445
Goodman Fielder, Limited                           1,150,000           1,510
News Corporation, Limited                            210,000             970
News Corporation Preferred Rights                    230,000             879
North, Limited                                       136,000             481
Pioneer International, Limited                       960,000           3,167
QBE Insurance Group, Limited                         429,197           2,459
                                                                   ---------
       TOTAL AUSTRALIA COMMON STOCKS                                  24,811
                                                                   ---------

AUSTRIA COMMON STOCKS - 0.88%
Boehler-Uddeholm                                      31,185           2,250
Evn Energie-Versorgung Niederroesterreich AG           3,960             491
Mayr-Melnhof Karton AG                                16,000             758
VA Technologie AG                                     11,000           1,710
                                                                   ---------
       TOTAL AUSTRIA COMMON STOCKS                                     5,209
                                                                   ---------

BELGIUM COMMON STOCKS - 0.41%
GIB Holdings, Limited, NPV                            22,000             955
Solvay Et Cie, NPV                                     2,500           1,498
                                                                   ---------
       TOTAL BELGIUM COMMON STOCKS                                     2,453
                                                                   ---------

CANADA COMMON STOCKS - 1.97%
Anderson Exploration, Limited                        115,000           1,329
Bank of Nova Scotia                                   67,839           2,575
Canadian Imperial Bank of Commerce                   120,000           2,756
IMASCO, Limited                                      119,000           3,240
Noranda, Incorporated                                 70,500           1,488
Oshawa Group, Limited                                 16,700             262
                                                                   ---------
       TOTAL CANADA COMMON STOCKS                                     11,650
                                                                   ---------

DENMARK COMMON STOCKS - 0.98%
Den Danske Bank                                       16,000           1,384
Novo Nordisk AS, "B"                                  10,400           1,029
Teledanmark AS, "B"                                   16,700             803
Unidanmark AS, "A"                                    52,200           2,582
                                                                   ---------
       TOTAL DENMARK COMMON STOCKS                                     5,798
                                                                   ---------

FINLAND COMMON STOCKS - 2.40%
Enso-Gutzeit OY                                      187,000           1,545
Huhtamaki Group 1 Free                                25,000           1,083

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)



                                             Shares        Value
                                            -------       -------
                                            (dollars in thousands)
Merita Bank, Limited                        785,000         2,549
Metsa-Serla OY, "B"                         100,000           749
Nokia OY, "A"                                48,500         3,024
UPM-Kymmene OY                              231,400         5,292
                                                          -------
       TOTAL FINLAND COMMON STOCKS                         14,242
                                                          -------

FRANCE COMMON STOCKS - 7.84%
Adecco SA                                     3,855         1,287
Alcatel Alsthom CG                           43,100         4,793
Axa SA                                       27,542         1,695
Banque Nationale de Paris                    90,500         3,861
Bertrande Faure                              29,500         1,413
Bongrain SA                                   2,370           897
Elf Aquitaine SA                             75,500         7,322
Groupe Danone                                14,700         2,141
La Farge-Coppee SA                           86,208         5,654
Pechiney SA                                  35,858         1,339
Pernod-Ricard                                49,107         2,523
Peugot SA                                     9,100           906
Rhone-Poulenc, "A"                           50,000         1,682
Sa Des Galeries Lafayette                       162            65
Saint Gobain                                 11,739         1,573
Scor SA                                      26,000         1,016
Schneider SA                                 12,600           710
Total Petroleum Company, "B"                 49,900         4,138
Usinor Sacilor                              191,856         2,899
Valeo SA                                      8,350           515
                                                          -------
       TOTAL FRANCE COMMON STOCKS                          46,429
                                                          -------

GERMANY - 5.10%
PREFERRED STOCKS - 0.72%
Herlitz AG                                    8,947           902
Spar Handels AG                               3,400            44
Volkswagen AG                                 6,800         3,338
                                                          -------
       TOTAL GERMANY PREFERRED STOCKS                       4,284
                                                          -------

COMMON STOCKS - 4.38%
BASF AG                                      49,900         1,925
BAYER AG                                    162,925         6,481
Commerzbank AG                              143,000         3,856
Deutsche Bank AG                             36,000         1,900
Hoechst AG                                   29,300         1,150
Karstadt AG                                   6,500         1,951
Mannesmann AG                                 1,940           763
Muenchener Rueckversicherungs AG                300           494
Varta AG (non-income producing)               1,520           233
Veba AG                                      69,200         3,591

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                                          Shares         Value
                                                         -------        -------
                                                         (dollars in thousands)
Viag AG                                                    4,350           1,939
Volkswagen AG                                              2,650           1,680
                                                                       ---------
       TOTAL GERMANY COMMON STOCKS                                        25,963
                                                                       ---------
    TOTAL GERMANY                                                         30,247
                                                                       ---------

HONG KONG COMMON STOCKS - 4.21%
Cheung Kong Holdings, Limited                            235,000           2,063
China Light and Power Company                            789,000           3,555
Dickson Concepts (International), Limited                643,000           2,374
Hang Lung Development Company, Limited                 1,268,000           2,341
Hong Kong Electric Holdings                              308,400           1,091
Hong Kong Telecommunications, Limited                  1,790,400           3,074
HSBC Holdings, Limited                                   114,500           2,897
Hutchinson Whampoa, Limited                              200,000           1,485
National Mutual of Asia, Limited                       1,700,000           1,756
New Asia Realty and Trust Company, Limited               135,000             498
New World Development Company, Limited                   459,000           2,649
Peregrine Investments Holdings, Limited                  550,000             845
Peregrine Investments Holdings, Limited Warrants          55,000               8
Swire Pacific, Limited, "A"                               40,000             309
                                                                       ---------
   TOTAL HONG KONG COMMON STOCKS                                          24,945
                                                                       ---------
IRELAND COMMON STOCKS - 0.50%
Jefferson Smurfit                                      1,199,242           2,936
                                                                       ---------
   TOTAL IRELAND COMMON STOCKS                                             2,936
                                                                       ---------

ITALY - 2.61%
PREFERRED STOCK - 0.17%
Concessioni E Contruzioni Autostrade                     525,000           1,012
                                                                       ---------
        TOTAL ITALY PREFERRED STOCK                                        1,012
                                                                       ---------

COMMON STOCKS - 2.44%
Burgo (Cartiere) SPA                                     220,000           1,217
Danieli Group Risp                                       473,960           1,705
Fiat SPA                                                 700,000           2,310
Instituto Nazionale Delle Assicurazioni                  770,000           1,032
Merloni Elettrodomestici SPA                             185,500             467
Olivetti Ing C, & Co                                     711,000             208
Sasib SPA                                                500,000             929
STET Risp Non Convertible                                550,000           2,601
Telecom Italia, SPA Non Convertible Risp                 110,000             237
Sta Finanziaria Telefonica Torino                      1,015,000           3,765
                                                                       ---------
         TOTAL ITALY COMMON STOCKS                                        14,471
                                                                       ---------
     TOTAL ITALY                                                          15,483
                                                                       ---------

JAPAN COMMON STOCKS - 11.65%
Aisin Seiki Company, Limited                             123,000           1,783

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                                 Shares        Value
                                               -------        -------
                                                (dollars in thousands)

Aoyama Trading Company                          18,000           508
Bridgestone Corporation                         54,000         1,149
Canon, Incorporated                             74,000         1,755
Chudenko Corporation                            28,000           715
Daibiru Corporation                            143,000         1,577
Daicel Chemical                                184,000           693
Daikin Industries                               14,000           110
Dainippon Ink & Chemical                        57,000           213
Daiwa House Industry Company, Limited          166,000         1,857
East Japan Railway Company                         313         1,354
Fuji Photo Film                                193,000         7,376
Hitachi Koki Company, Limited                   70,000           444
Hitachi, Limited                               383,000         3,471
Isuzu Motors, Limited                           67,000           252
KAO Corporation                                180,000         2,099
Kioto Manufacturing Company, Limited           108,000           655
Kirin Brewery Company, Limited                  38,000           329
Matsushita Electric Industrial Company         226,000         3,615
MOS Food Services                               89,000         1,206
NKK Corporation                                461,000           995
Nichicon Corporation                           234,000         2,563
Nichido Fire & Marine Insurance                304,000         1,636
Nintendo Company, Limited                       37,300         2,727
Nippon Fire and Marine Insurance               287,000         1,131
Nippon Telegraph & Telephone Corporation           193         1,361
Promise Company, Limited                        77,000         3,185
Ryosan Company                                  12,000           254
Sekisiu Chemical Company, Limited              332,000         3,192
Shionogi & Company                              36,000           240
Sony Corporation                                88,800         6,465
Sumitomo Marine & Fire Insurance               402,000         2,474
Sumitomo Rubber Industries                     124,000           811
Suzuki Motor Company, Limited                  193,000         2,053
TDK Corporation                                 25,000         1,802
Toyo Seikan Kaisha                             121,000         2,221
Yamanouchi Pharmaceutical                      110,000         2,349
Yamato Kogyo Company, Limited                   35,000           303
Yodogawa Steel Works                           375,000         2,122
                                                             -------
       TOTAL JAPAN COMMON STOCKS                              69,045
                                                             -------

MEXICO COMMON STOCKS - 0.16%
Alfa, SA                                       175,000           945
                                                             -------
       TOTAL MEXICO COMMON STOCKS                                945
                                                             -------

MALAYSIA COMMON STOCKS - 1.19%
Arab Maylasian Finance                         780,000         1,709
Bolton Properties                              909,000         1,441

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                                       Shares         Value
                                                      -------        -------
                                                      (dollars in thousands)

Golden Hope Plantations BHD                            752,000         1,192
Hicom Holdings BHD                                     195,300           432
Kedah Cement Holdings BHD                              729,000         1,133
Malaysian International Shipping Corporation BHD       505,666         1,138
                                                                     -------
       TOTAL MALAYSIA COMMON STOCKS                                    7,045
                                                                     -------

NETHERLANDS COMMON STOCKS - 7.02%
ABN AMRO Holdings NV                                    58,900         4,048
Aegon NV                                                40,000         2,834
Akzo Nobel NV                                           55,030         7,090
Fortis Amev NV                                          76,054         2,869
Hollandshce Beton Groep NV                              15,804         3,432
Internationale Nederlanden Groep NV                    242,845         9,536
Koninklijke Bijenkorf Beheer NV                         17,400         1,148
Phillips Electronics                                   114,900         5,998
Royal PTT Nederland NV                                  76,480         2,717
Unilever NV                                             10,000         1,945
                                                                     -------
       TOTAL NETHERLANDS COMMON STOCKS                                41,617
                                                                     -------

NEW ZEALAND - 1.00%                                       Par
FOREIGN BONDS - 0.01%                                   Amount
Brierley Investments, Limited,                       ---------
  Subordinated Convertible, 9.00%, Due 6/30/1998     $      63            53
                                                                     -------
       TOTAL NEW ZEALAND FOREIGN BONDS                                    53
                                                                     -------

                                                       Shares
COMMON STOCKS - 0.99%                                ---------
Brierley Investments, Limited                        1,400,000         1,233
Fisher & Paykel, Limited                               210,000           754
Fletcher Challenge Paper                               382,500           849
Fletcher Challenge Building                            775,250         2,177
Lion Nathan, Limited                                   355,000           854
                                                                   ---------
       TOTAL NEW ZEALAND COMMON STOCKS                                 5,867
                                                                   ---------
   TOTAL NEW ZEALAND                                                   5,920
                                                                   ---------

NORWAY COMMON STOCKS - 2.14%
Den Norsk Bank, Series A                               462,200         1,668
Kvaerner Industries AS                                  49,789         2,475
Norsk Hydro AS                                          40,000         1,949
Nycomed AS                                             278,500         4,009
Saga Petroleum, Series B Free                          100,000         1,615
Unitor AS                                               80,000           977
                                                                   ---------
       TOTAL NORWAY COMMON STOCKS                                     12,693
                                                                   ---------

SINGAPORE COMMON STOCKS - 0.78%
Hong Kong Land                                         869,149         1,808
Inchcape Berhad                                        275,000           960

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                            Shares         Value
                                          -------        -------
                                           (dollars in thousands)
Sembawang Corporation                      258,000         1,115
Singapore Finance Limited                   27,000            40
Van Der Horst                              240,000           690
                                                         -------
       TOTAL SINGAPORE COMMON STOCKS                       4,613
                                                         -------

SPAIN COMMON STOCKS - 3.76%
Banco Espana Credito SA                      7,000            62
Banco Popular Espanol                        7,000         1,486
Banco De Santander SA                       40,860         3,077
Iberdrola SA                               329,957         3,727
Repsol SA (BR)                             120,100         5,040
Telefonica De Espana                       308,600         7,912
Uralita (non-income producing)             119,250           992
                                                         -------
       TOTAL SPAIN COMMON STOCKS                          22,296
                                                         -------

SWEDEN COMMON STOCKS - 3.20%
Assidoman AB                                48,000         1,202
Astra AB, "B" Free                          20,700           822
Electrolux AB, "B"                          44,100         2,529
Esselte AB, Class "A"                        2,000            43
Esselte AB, Class "B"                       17,000           388
Fastighets AB Tornet                         1,970            21
Marieberg Tidnings                          77,267         1,802
Nordbanken AS                               29,900           918
Pharmacia & Upjohn, Incorporated            24,400           703
Skandia Forsakrings AB                      23,100           668
SKF AB, "B" Free                            97,300         2,108
Sparbanken Sverige AB, "A"                  91,700         1,636
Stora Kopparsbergs Bergslags, "A"           42,100           582
Stora Kopparsbergs Bergslags, "B"           25,800           354
Svedala Industries, "A" Free                90,000         1,652
Svenska Cellulosa, "B" Free                 53,900         1,154
Svenska Handelsbanken, "A"                   3,200            88
Volvo AB                                    90,000         2,266
                                                         -------
       TOTAL SWEDEN COMMON STOCKS                         18,936
                                                         -------

SWITZERLAND COMMON STOCKS - 6.50%
ABB AG                                       1,100         1,333
Ciba Specialty Chemicals AG                  2,453           211
Forbo Holding AG                             3,280         1,322
Holderbank Financial Glarus-B                2,030         1,580
Nestle SA                                    7,065         8,583
Novartis AG                                  5,332         7,028
Schindler Holding AG                         1,110         1,345
SGS Holding SA (Reg)                         4,200         1,633
SGS Holding SA (BR)                            240           497
SIG AG                                       1,540         4,228

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                                Shares         Value
                                               -------        -------
                                                 (dollars in thousands)

Sulzer AG (Reg)                                  1,800           1,240
Sulzer AG (Part Cert)                            4,907           3,377
Swiss Reinsurance Company                        4,316           4,997
Zurich Versicherungs                             3,400           1,117
                                                             ---------
       TOTAL SWITZERLAND COMMON STOCKS                          38,491
                                                             ---------

UNITED KINGDOM COMMON STOCKS - 17.11%
Albert Fisher Group, PLC                       262,500             168
Allied Domecq, PLC                             516,910           3,661
Associated British Foods Group, PLC             42,400             367
Bank of Scotland                               166,700           1,001
Barclays, PLC                                   27,900             520
Barratt Developments, PLC                      350,000           1,474
BAT Industries, PLC                            672,800           5,688
BG, PLC                                      1,150,000           3,340
British Telecommunications                     503,500           3,697
BTR, PLC                                     1,315,600           5,390
Burmah Castrol, PLC                            124,800           2,050
Burton Group, PLC                              335,000             829
Chubb Security                                 167,200           1,215
Coats Viyella, PLC                           1,573,500           3,357
Commercial Union, PLC                          172,500           1,910
Cortaulds, PLC                                 285,000           1,538
Energy Group, PLC                              124,000             981
English China Claylord Group                   139,544             464
Grand Metropolitan, PLC                        500,800           4,193
Hanson, PLC                                    468,500           2,269
Harrisons & Crosfield, PLC                   1,391,800           2,766
Hillsdown Holdings, PLC                      1,013,100           2,984
Hyder, PLC                                     238,000           3,315
Imperial Chemical Industries, PLC               27,000             307
Imperial Tobacco Group                         195,100           1,282
Kwik Save Group, PLC                           198,900             976
Lex Service                                    350,000           2,002
London Pacific Group, PLC                      130,000             451
National Grid Group, PLC                       203,053             736
National Power, PLC                             50,000             433
National Westminster Bank, PLC                 326,400           3,866
Northern Foods, PLC                            500,000           1,700
Peninsular & Orient Steam Company              162,350           1,582
PowerGen, PLC                                  351,790           3,693
Racal Electronics, PLC                         203,300             787
Reckitt & Colman, PLC                          355,527           4,831
Redland, PLC                                   877,900           4,986
Rolls Royce, PLC                               201,400             792
Royal & Sun Alliance Insurance Group           263,200           2,086
Safeway, PLC                                   309,677           1,711

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                                              Shares         Value
                                                             -------        -------
                                                              (dollars in thousands)
Salvesen (Christian), PLC                                    449,977         1,898
Scottish Hydro-Electric, PLC                                  78,750           503
Shell Transportation & Trading Company, PLC                   45,000           796
Southern Electric, PLC                                       109,846           780
Storehouse                                                   109,900           390
Tate & Lyle, PLC                                             276,600         2,062
Tesco, PLC                                                   343,819         1,992
Thames Water Group, PLC                                      189,800         2,086
Unilever, PLC                                                127,300         3,351
WPP Group, PLC                                               300,000         1,229
Wace Group, PLC                                              719,700           882
                                                                         ---------
       TOTAL UNITED KINGDOM COMMON STOCKS                                  101,367
                                                                         ---------

UNITED STATES - 11.65%
FOREIGN SECURITIES DENOMINATED IN U.S.
DOLLARS - 2.31%
Cho Hung Bank GDR                                            405,800         2,201
Dairy Farm International                                     908,000           672
G P Batteries International Limited                          137,000           404
G P Batteries Warrants Expiration 11/15/2000                  34,250            34
Jardine Matheson Holdings, Limited                           797,000         4,384
Jardine Strategic                                          1,325,000         4,505
Jardine Strategic Holdings Warrants                           66,250            24
Telmex ADR                                                    35,000         1,444
                                                                         ---------
       TOTAL FOREIGN SECURITIES DENOMINATED IN
       U.S. Dollars                                                         13,668
                                                                         ---------

                                                               Par
U. S. GOVERNMENT AND AGENCY OBLIGATIONS                       Amount
(NOTE A) - 6.64%                                             -------
Federal Farm Credit Banks, Discount Note, 5.33%,
  Due 5/19/1997                                              $ 3,485         3,475
Federal Home Loan Mortgage Corporation
  Discount Note, 5.36%, Due 5/13/1997                          4,855         4,846
  Discount Note, 5.41%, Due 5/14/1997                          3,005         2,999
  Discount Note, 5.40%, Due 5/15/1997                          5,800         5,787
Federal National Mortgage Association, Discount Note,
  5.40%, Due 5/2/1997                                          5,780         5,778
Student Loan Mortgage Association, Discount Note,
  5.40%, Due 5/7/1997                                          5,800         5,794
U. S. Treasury Bill
  5.13%, Due 5/8/1997                                            329           329
  4.97%, Due 5/15/1997                                         9,185         9,166
  4.71%, Due 6/5/1997                                          1,203         1,197
                                                                           -------
       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                         39,371
                                                                           -------

SHORT-TERM INVESTMENTS (NOTE B) - 2.70%
Bank of New York, TD,  5.4375%, Due 5/2/1997                   9,000         9,000
Nestle Capital Corporation, CP, 5.525%, Due 5/2/1997           7,000         6,997
                                                                           -------
       TOTAL SHORT-TERM INVESTMENTS                                         15,997
                                                                           -------
   TOTAL UNITED STATES                                                      69,036
                                                                           -------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(Unaudited)

                                              Shares            Value
                                              -------          -------
                                                 (dollars in thousands)

TOTAL INVESTMENTS - 97.25% (COST $492,869)                     576,207
                                                         -------------
OTHER ASSETS, NET OF LIABILITIES - 2.75%                        16,293
                                                         -------------
TOTAL NET ASSETS - 100%                                  $     592,500
                                                         =============


Based on the cost of investments of $493,013 for federal income tax purposes at April 30, 1997, the aggregate gross unrealized appreciation was $102,432, the aggregate gross unrealized depreciation was $19,238, and the net unrealized appreciation of investments was $83,194.

(A) Rates associated with United States Government Bonds represent maturity from time of purchase.

(B) Rates associated with short-term investments represent yield to next reset date.

ABBREVIATIONS:

AB - Company (Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
BR - Bearer (Spain, Switzerland)
CG - Company General (France)
CP - Commercial Paper (United States)
GDR - Global Depository Receipt (United States)
NPV - No Par Value (Belgium)
NV - Company (Netherlands)
OY - Company (Finland)
PLC - Public Limited Corporation (UK)
SA - Company (France, Mexico, Spain, Switzerland)
SPA - Company (Italy)
TD - Time Deposit (United States)

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INDUSTRY DIVERSIFICATION
APRIL 30, 1997
(Unaudited)



                                                      Percent of
                                                      Net Assets
                                                      --------

Basic Industry........................................   29.05%
Capital Goods.........................................    9.66%
Consumer Goods & Services.............................   21.25%
Energy................................................    4.60%
Financing, Insurance & Real Estate....................   18.23%
Transportation........................................    1.25%
Utilities.............................................    3.87%
Short-Term Investments................................    9.34%
Other Assets/Liabilities..............................    2.75%
                                                        ------
                       NET ASSETS.....................  100.00%
                                                        ======

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY TRUST PORTFOLIO
 STATEMENTS OF ASSETS AND LIABILITIES
 April 30, 1997
 (Unaudited)




ASSETS:                                         (000)
                                                ----
       Investments in securities at value
         (cost - $492,869)..................  $ 576,207
       Cash, including foreign currency.....     21,607
       Unrealized appreciation on foreign
          currency contracts ...............      2,088
       Dividends and interest receivable ...      2,632
       Reclaims receivable .................        618
       Receivable for investments sold .....        246
       Deferred organization costs .........         30
                                              ---------
             TOTAL ASSETS ..................    603,428
                                              ---------
LIABILITIES:
       Payable for investments purchased ...      9,845
       Management and investment advisory
          fees payable (Note 2) ............        777
       Accrued organization costs ..........         33
       Other liabilities ...................        273
                                              ---------
             TOTAL LIABILITIES .............     10,928
                                              ---------
NET ASSETS APPLICABLE TO INVESTORS'
          BENEFICIAL INTERESTS .............  $ 592,500
                                              =========

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY TRUST PORTFOLIO
 STATEMENT OF OPERATIONS
 Six Months Ended April 30, 1997
 (Unaudited)



 INVESTMENT INCOME:                                                      (000)
                                                                          ---
         Interest income ........................................      $  1,206
         Dividend income (net of foreign taxes of $784) .........         5,539
         Income derived from securities lending, net ............           142
                                                                       --------
             TOTAL INVESTMENT INCOME ............................         6,887
                                                                       --------
EXPENSES:
         Management and investment advisory
           fees (Note 2) ........................................         1,135
         Custodian fees .........................................           218
         Professional fees ......................................            12
         Organizational Costs ...................................             4
         Other expenses .........................................            23
                                                                       --------
              TOTAL EXPENSES ....................................         1,392
                                                                       --------
NET INVESTMENT INCOME ...........................................         5,495
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain on investments .......................         6,344
         Net realized loss on foreign currency
            transactions ........................................        (1,371)
         Change in net unrealized appreciation or depreciation of
           investments ..........................................        59,431
         Change in net unrealized depreciation of foreign currency
            contracts and translations ..........................       (28,041)
                                                                       --------
              NET GAIN ON INVESTMENTS ...........................        36,363
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................        41,858
                                                                       ========

 AMR INVESTMENT SERVICES INTERNATIONAL EQUITY TRUST PORTFOLIO
 STATEMENTS OF CHANGES IN NET ASSETS


                                                           Six Months
                                                             Ended           Year Ended
                                                            April 30,         October 31,
                                                         1997 (Unaudited)        1996
                                                           ---------           ---------


INCREASE IN NET ASSETS: ..........................                     (000)
OPERATIONS:                                                             ---
        Net investment income ....................         $   5,495           $   8,135
        Net realized gain on investments and
           foreign currency transactions .........             4,973              11,172
        Change in net unrealized appreciation or
           depreciation of investments and
           foreign currency translations .........            31,390              30,752
                                                           ---------           ---------
              NET INCREASE IN NET ASSETS
                 RESULTING FROM OPERATIONS .......            41,858              50,059
                                                           ---------           ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
        Contributions ............................           196,875             397,164
        Withdrawals ..............................           (50,729)            (42,727)
                                                           ---------           ---------
              NET INCREASE IN NET ASSETS RESULTING
                 FROM TRANSACTIONS IN INVESTORS'
                 BENEFICIAL INTERESTS ............           146,146             354,437
                                                           ---------           ---------
NET INCREASE IN NET ASSETS .......................           188,004             404,496
                                                           ---------           ---------
NET ASSETS:
    Beginning of period ..........................           404,496                --
                                                           ---------           ---------
    End of Period ................................         $ 592,500           $ 404,496
                                                           =========           =========



 FINANCIAL HIGHLIGHTS:



 RATIOS:
 Expenses to average net assets
   (annualized) .....................                        0.57%              0.56%
 Net investment income to average net
    assets (annualized) .............                        2.27%              2.50%
Portfolio turnover rate .............                           6%                19%
Average commission rate paid ........                      0.0141             0.0192

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997
(UNAUDITED)


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

         AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

         The following is a summary of the significant accounting policies followed by the Portfolio.

         Security Valuation

         Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

         Security Transactions and Investment Income

         Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

         Currency Translation

         All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

         Forward Foreign Currency Contracts

         The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

         Federal Income and Excise Taxes

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997
(UNAUDITED) (CONTINUED)


         The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code. Accordingly, no provision for United States federal income or excise tax is necessary.


         Deferred Organization Expenses

         Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

2.       TRANSACTIONS WITH AFFILIATES

         Management Agreement

         The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                                       Amount paid to Investment             Net Amount paid to
      Management Fee Rate                  Management Fee                       Advisors                           Manager
      -------------------                  --------------                       --------                           -------
          .25% - .90%                          $1,135                             $893                              $242

         Other

         Certain officers or trustees of the Portfolio are also officers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the period ended April 30, 1997, the cost of air transportation was not material to the Portfolio.

3.       INVESTMENT TRANSACTIONS

         The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended April 30, 1997 were $146,613,000 and $26,221,000, respectively.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997
(UNAUDITED) (CONTINUED)


4.       COMMITMENTS

         In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 1997, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver
(amounts in thousands)                       Settlement                               Unrealized
                                                 Date             Value               Gain/(Loss)
                                            ------------        ----------            ----------
                   3,500    AUD                 1/12/98           $ 2,734               $     1
                   1,246    DEM                 5/5/97                720                     0
                  10,000    DEM                 6/19/97             5,796                 1,075
                 300,000    ESP                 12/2/97             2,064                   246
                  34,000    FRF                 6/19/97             5,849                   949
                  21,700    FRF                 6/19/97             3,733                   524
                  18,500    SEK                 9/16/97             2,372                   420
                                                                ----------            ----------
Total contracts to deliver
(Receivable amount $26,483)                                       $23,268               $ 3,215
                                                                ==========            ==========

Contracts to Receive
(amounts in thousands)
                  10,000    DEM                 6/19/97           $ 5,796               $(1,113)
                     135    GBP                 5/1/97                219                    (1)
                      53    GBP                 5/2/97                 86                     0
                      13    GBP                 5/6/97                 22                     0
                     378    HKD                 5/1/97                 49                     0
                     256    IEP                 5/1/97                384                   (13)
                   1,402    NLG                 5/5/97                720                     0
                                                                ----------            ----------
Total contracts to receive
(Payable amount $8,403)                                           $ 7,276               $(1,127)
                                                                ==========            ==========

5.       SECURITIES LENDING

         The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors for a fee. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. At April 30, 1997, securities with a market value of approximately $82,376,000 were loaned by the Portfolio. The non-cash collateral for these loans totaled $5,197,000 and the cash collateral totaled $81,479,000.

                           PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits


         (a)      (1)      Financial Statements included in Part A of this
                           Registration Statement: Financial Highlights for the
                           Period Ended April 30, 1997 (unaudited).



                  (2) Financial Statements included in Part B of this Registration Statement: Schedule of Portfolio Investments (unaudited), Statement of Changes in Net Assets for the Period Ended April 30, 1997 (unaudited), Statement of Assets and Liabilities dated April 30, 1997 (unaudited), Statement of Operations for the Period Ended April 30, 1997 (unaudited), Financial Highlights for the Period Ended April 30, 1997, Notes to Financial Statements dated April 30, 1997 (unaudited), Statement of Assets and Liabilities and Notes Thereto as of December 6, 1996, Report of Independent Accountants.


         (b)      Exhibits


                           (1)      Trust Instrument.*



                           (2)      Bylaws of Registrant.**



                           (3)      None.



                           (4)      None.



                           (5)      (a)     Form of Master Investment Advisory
                                            Agreement and Supplements between
                                            Registrant and Adviser.*



                           (5)      (b)     Form of Sub-Advisory Agreements
                                            between Adviser and Sub-Advisers.*



                           (5)      (d)     Form of Master Administration
                                            Agreement and Supplements between
                                            Registrant and Administrator.*



                           (6) Form of Master Distribution Contract and Supplements between Registrant and Distributor.*

                           (7)      None.



                           (8)      Form of Custodian Contract between
                                    Registrant and Custodian.*



                           (9)      (a)     Form of Transfer Agency and Service
                                            Agreement between
                                            Registrant and Transfer Agent.*



                           (9)      (b)     Form of Service Organization
                                            Agreement.*



                           (10) Consent of Baker & McKenzie, counsel to Registrant.**



                           (11)     Consent of Independent Accountants.**



                           (12)     None.



                           (13)     Subscription Agreement.*



                           (14)     None.



                           (15) Form of Rule 12b-1 Distribution Plan and Agreement between
                                    Registrant and Distributor.*



                           (16) Schedule of Computation of Performance Calculation.**



                           (17)     Financial Data Schedule.**



                           (18)     Rule 18f-3 Plan.*



Other Exhibits



                           (A)      Power Of Attorney.*


------------------------

* Previously filed on December 23, 1996 as part of Pre-Effective Amendment Number Three and incorporated by reference herein.


**       Filed with this Post-Effective Amendment Number One on June 27, 1997.

Item 25.          Persons Controlled by or under Common Control with Registrant.

                  None.



Item 26.          Number of Holders of Securities at June 4, 1997.




Money Market Fund                                                    2
Short-Term Bond Fund                                                 3
Intermediate Bond Fund                                               3
Stock Fund                                                           3
International Multi-Manager                                          3
Stock Fund
Kansas Tax-Exempt Bond                                               6
Fund


Item 27.          Indemnification.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser (Exhibit 5(a) to this Registration Statement), and Section 14 of the Master Distribution Contract between Registrant and the Distributor (Exhibit 6 to this Registration Statement) officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

                  Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser and Section 9 of the Master Distribution Contract between Registrant and the Distributor limit the liability of the Adviser, and the distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 28.          Business and Other Connections of INTRUST Bank, N.A.


                  INTRUST Bank, N.A. is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST Bank, N.A. is a national banking association which provides a full range of banking and trust services to clients. As of May 31, 1997 total assets under management were approximately $1.6 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201. The executive officers of INTRUST Bank, N.A. and INTRUST Financial Corporation and such executive officers' positions during the past two years are as follows:


                               INTRUST Bank, N.A.


                    Name                              Position and Office
                    ----                              -------------------
              C.Q. Chandler, IV               Chairman, President and Chief Executive
                                              Officer (Vice Chairman prior to February,
                                              1996)

                J.V. Lentell                  Vice Chairman
                 Ron Baldwin                  Vice Chairman (Hired February, 1996;
                                              Executive Vice President, Fourth Financial
                                              Corporation prior to February, 1996)
                 Rick Beach                   Executive Vice President (Senior Vice
                                              President, INTRUST Financial Corporation
                                              prior to March, 1996)

                          INTRUST Financial Corporation

                    Name                      Position and Office
                    ----                      -------------------
                C.Q. Chandler                 Chairman and Chief Executive Officer
              C.Q. Chandler, IV               President
                J.V. Lentell                  Vice Chairman - INTRUST Bank, N.A.
                 Ron Baldwin                  Vice Chairman - INTRUST Bank, N.A.
                                              (Hired February, 1996; Executive Vice
                                              President, Fourth Financial Corporation
                                              prior to February, 1996)
                 Rick Beach                   Executive Vice President (Senior Vice
                                              President, prior to March, 1996)


Item 29.          Principal Underwriter

                  (a) BISYS acts as Distributor/Underwriter for other registered investment companies.

                  (b)      Officers and Directors.


Name and Principal                           Positions and Offices with           Positions and Offices with
Business Address                             Registrant                           Underwriter
----------------                             ----------                           -----------
BISYS Fund Services, Inc.                    None                                 Sole General Partner
3435 Stelzer Road
Columbus, Ohio 43219

WC Subsidiary Corporation                    None                                 Sole Limited Partner
150 Clove Road
Little Falls, New Jersey  07424
The BISYS Group, Inc.                        None                                 Sole Shareholder
150 Clove Road
Little Falls, New Jersey  07424

                  (c)      Not applicable.


Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS located at 3435 Stelzer Road, Columbus, Ohio 43219 and INTRUST at 105 North Main Street, Box One, Wichita, Kansas 63201 and AMR Investment Services, Inc., at 4333 Amon Carter Boulevard, MD, 5645, Forth Worth, Texas 76155.


Item 31.          Management Services

                  Not applicable.


Item 32.          Undertakings.

                  (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                  (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.


                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on June 27, 1997.



                                       INTRUST FUNDS TRUST



                                       By:      /s/ David Bunstine
                                          -------------------------------------
                                                David Bunstine, President



                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                                            Title                                Date
       ---------                                            -----                                ----
/s/ Terry L. Carter*
-----------------------------
Terry L. Carter                                             Trustee                           June 27, 1997

/s/ Thomas F. Kice*
-----------------------------
Thomas F. Kice                                              Trustee                           June 27, 1997

/s/ George Mileusnic*
-----------------------------
George Mileusnic                                            Trustee                           June 27, 1997

/s/ John J. Pileggi
-----------------------------
John J. Pileggi                                             Trustee                           June 27, 1997

/s/ Thomas E. Shea*
-----------------------------
Thomas E. Shea                                              Trustee                           June 27, 1997

/s/ G.L. Best*
-----------------------------
G.L. Best                                                   Trustee                           June 27, 1997

/s/ David Bunstine
-----------------------------
David Bunstine                                             President                          June 27, 1997

/s/ Thresa B. Dewar                           Treasurer (Principal                            June 27, 1997
-----------------------------                 Financial and Accounting
Thresa B. Dewar                               Officer)

*By:  /s/ John J. Pileggi
    --------------------------------------
         John J. Pileggi, Attorney-In-Fact

* Pursuant to Power of Attorney filed with Pre-Effective Amendment No. 2.

                                   SIGNATURES


                  AMR Investment Services Trust has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the INTRUST FUNDS Trust to be signed on its behalf by the undesigned only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust, "hereunto duly authorized, in the City of Fort Worth and the State of Texas on June 27, 1997.


                                            AMR INVESTMENT SERVICES TRUST



                                            By:     /s/ William F. Quinn
                                               --------------------------------
                                                  William F. Quinn
                                                   President


Attest:

   /s/ Barry Y. Greenberg
----------------------------------------
         Barry Y. Greenberg
         Vice President and Assistant Secretary


                  This Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the INTRUST Funds Trust has been signed below by the following persons in the capacities and on the dates indicated only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust.




                  Signature                                  Title                                Date
                  ---------                                  -----                                ----
/s/ William F. Quinn
----------------------------------
William F. Quinn                                     President and Trustee                    June 27, 1997

/s/ Alan D. Feld
----------------------------------
Alan D. Feld                                                Trustee                           June 27, 1997

/s/ Ben J. Fortson
----------------------------------
Ben J. Fortson                                              Trustee                           June 27, 1997

/s/ John S. Justin
----------------------------------
John S. Justin                                              Trustee                           June 27, 1997

/s/ Stephen D. O'Sullivan
----------------------------------
Stephen D. O'Sullivan                                       Trustee                           June 27, 1997

/s/ Roger T. Staubach
----------------------------------
Roger T. Staubach                                           Trustee                           June 27, 1997

/s/ Dr. Kneeland Youngblood                                 Trustee                           June 27, 1997
----------------------------------
Dr. Kneeland Youngblood

*By:   /s/ William F. Quinn
    ---------------------------------------
         William F. Quinn, Attorney-In-Fact


                                     - 12 -